**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.28

     IP TELEPHONY SERVICES DISTRIBUTION AND INTERACTIVE MARKETING AGREEMENT
     ----------------------------------------------------------------------


     This IP Telephony Services Distribution and Interactive Marketing Agreement (this "Agreement"), dated as of July 14, 1999 (the "Effective Date"), is between ICQ, Inc., a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166 ("ICQ"), and Net2Phone, Inc. ("N2P"), a Delaware corporation, with offices at 171 Main Street, Hackensack, NJ 07601. ICQ and N2P may be referred to individually as a "Party" and collectively as the "Parties."

                                  INTRODUCTION
                                  ------------

     ICQ is a provider of online communication services, including the ICQ Service, and is a subsidiary of America Online, Inc., a Delaware corporation ("AOL"). N2P is a provider of various IP Telephony services. The Parties wish for N2P to develop and provide to ICQ a customized version of certain N2P Services that can be distributed through the ICQ Service so as to enable ICQ Users to send and receive free, or low cost, Internet-enabled telephony communications. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement shall have the meanings ascribed to such terms in Exhibit A hereto.

                                     TERMS
                                     -----

1.  ICQ IP TELEPHONY SERVICES GENERALLY
    -----------------------------------

     1.1  Description of ICQ IP Telephony Services.  The N2P Services to be
          ----------------------------------------
          offered collectively as the customized ICQ IP Telephony Services shall be comprised of the following:


               1.1.1.  PC-to-PC Service.  A PC-to-PC calling service (the
                       ----------------
          "PC-to-PC Service"), which shall allow any ICQ User (through use of the ICQ IP Telephony Software as distributed through the ICQ Service in accordance with the terms of this Agreement) to originate a voice conversation on an Internet enabled PC and to terminate such conversation on another Internet-enabled PC. The PC-to-PC Service initially shall be provided to ICQ Users without a per-minute or other similar charge. The provision of such PC-to-PC Service by N2P shall not be designed to compromise the ability of any ICQ User to make PC-to-PC calls through ICQ with other clients (e.g., ****).


               1.1.2.  PC-to-Phone Service.  A PC-to-telephone calling
                       -------------------
          service (the "PC- to-Phone Service"), which shall allow any ICQ User to originate a voice conversation on an Internet-enabled PC (through use of the ICQ IP Telephony Software as distributed through the ICQ Service in accordance with the terms of this Agreement) and terminate such conversation on a telephone located virtually anywhere in the world.

               1.1.3.  Phone-to-PC Service.  A telephone-to-PC calling service
                       -------------------
          (the "Phone-to-PC Service"), which shall allow any ICQ User to originate a voice conversation from a telephone and terminate such voice conversation on an Internet-enabled PC (through use of the ICQ IP Telephony Software as distributed through the ICQ Service in accordance with the terms of this Agreement). Such calls shall be initiated by any such ICQ User by dialing a local and/or toll-free N2P access number (i.e., a local POP) and entering any such ICQ User's account number and PIN, and then the number of the receiving party. The Phone-to-PC Service generally shall enable telephone conversations with any ICQ User online even if such ICQ User is also using his or her only telephone line for online access.



[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION


                1.1.4.  Phone-to-Phone Calling Card Service.  A
                        -----------------------------------
          telephone-to-telephone calling card service using IP Telephony (the "PTP Calling Card Service"), which shall allow any ICQ User to call a third party by dialing a local and/or toll-free N2P access number (i.e., local POP) and entering the ICQ User's account number and PIN, and then dialing the phone number of the person whom such ICQ User is calling. For the avoidance of doubt, the Parties acknowledge that the PTP Calling Card Service shall include fax-to-fax service.


                1.1.5.  Conference Calling Service.  A conference calling
                        --------------------------
          service (the "Conference Calling Service"), which shall allow conference calls initiated from a combination of phones and/or Internet-enabled PCs.

                1.1.6.  Optional Services.  ICQ shall provide N2P with a ****
                        -----------------
          (for a period not to exceed **** with respect to the provision of the following additional services as additional ICQ IP Telephony Services:
          (i) an integrated voice-messaging service, whereby ICQ Users shall be able to send and receive voice messages online and via telephone; (ii) a video conference calling service; (iii) a universal messaging service, whereby ICQ Users shall be able to access voice mails, e-mails, faxes, etc., in one area of the ICQ Service, with such messaging capable of being accessed via telephone, the ICQ Client or the Worldwide Web; and (iv) **** (the **** aforementioned services, collectively, the "Optional Services" and each, an "Optional Service"). In the event that the Parties cannot agree, within any such **** period, to the terms and conditions pursuant to which N2P would offer any such Optional Service(s) to ICQ Users, then ICQ shall have the right to enter into an arrangement with any third party (including, without limitation, any N2P Competitor) regarding the provision of any such Optional Service(s) to ICQ Users through the ICQ Service. In addition, the Parties shall, within **** after the Effective Date, mutually determine whether (i) a PC-to-fax service, whereby ICQ Users may send faxes from their PCs to a facsimile machine of a third party, (ii) a fax-to-PC service, whereby ICQ Users may receive faxes through their PCs from a facsimile machine of a third party, and/or (iii) a virtual private network (VPN) service shall be added to this Agreement as additional ICQ IP Telephony Services. Moreover, ICQ shall provide N2P with a **** (for a period not to exceed ****) with respect to the offering of any Core Premium Services in any country other than a Collective International Gateway.

     N2P acknowledges, for the avoidance of doubt, that the right to access the ICQ IP Telephony Services initially shall be free of any member fee or similar access charge (but excluding per-minute, flat-rate or other usage charges and Internet service provider access charges) to ICQ Users, provided that N2P reserves the right to charge any fee or charge for such
     --------
     services consistent with its obligations under Sections 3.1 and 3.3. In addition to the foregoing services, N2P shall (i) provide APIs and (ii) to the extent commercially reasonable (a) provide connection for ICQ to N2P's local equipment and (b) assist finding space for ICQ and its Affiliates to locate equipment along with or near N2P's local equipment to enable ICQ and its partners to link into aspects or features of the ICQ IP Telephony System to provide related services (e.g., voice messaging); provided,
                                                                 --------
     however, that any such arrangement shall be subject to the mutual agreement
     -------
     of the Parties as to the reasonable terms and conditions for such arrangement.

1.2  Performance  Each Party shall cause all aspects of the ICQ IP Telephony
     -----------
     Services within its control, including customer service and billing, network coverage and performance and fraud detection, to comply in all material respects with the applicable standards set forth on Exhibits B, C and D.


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION


     1.3  Launch Cutoff
          -------------

               1.3.1  Cutoff Dates.  N2P shall cause (i) the PTP Calling Card
                      ------------
          Service to be fully prepared for launch on the ICQ Service (A) for calls originating in the United States, within **** (****) **** following the Effective Date, (B) for calls originating in the Primary International Gateways, within **** (****) **** following the Effective Date, and (C) for calls originating in the Secondary International Gateways, within **** (****) **** following the Effective Date; and (ii) each of the Secondary ICQ IP Telephony Services (including, without limitation, with respect to the Collective International Gateways) to be fully prepared for launch on the ICQ Service by the respective cutoff dates therefor set forth on
          Exhibit I to this Agreement (each such date in clauses (i) and (ii) above, a "Cutoff Date," and collectively, the "Cutoff Dates"). If any Core Premium Service is not fully prepared for launch in a particular country (whether the United States or a Collective International Gateway) by the applicable Cutoff Date, ICQ shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to such Core Premium Service in such country (each such country, a "Non-Exclusive Gateway"), and thereby enter into an agreement with any third party (including a N2P Competitor) with respect to such Core Premium Service in such Non-Exclusive Gateway. In the event that within **** (****) **** following any Cutoff Date (as to a Core Premium Service), N2P shall not have caused any such Core Premium Service to be fully prepared for launch in any such Non-Exclusive Gateway and fails to cause such Core Premium Service to be fully ready for launch in substitute gateways approved by ICQ (such approval not to be unreasonably withheld) that would provide a substantially similar percentage of the ICQ User base access to such Core Premium Service, then ICQ shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to such Core Premium Service, and thereby to enter into an agreement with any third party (including, without limitation, any N2P Competitor) with respect to such Core Premium Service.

               1.3.2  ICQ Assistance.  To the extent that it shall be reasonably
                      --------------
          necessary for ICQ to undertake any activities within ICQ's reasonable control (including providing information or materials) reasonably requested by N2P in order to enable N2P to fulfill its development and deployment obligations and meet any Cutoff Date, ICQ shall undertake any such activities in a timely manner.

               1.3.3  Excusable Delays.  Each applicable Cutoff Date (together
                      ----------------
          with any rights of ICQ related thereto, including, without limitation, any right to terminate this Agreement or any exclusivity hereunder) shall be deemed extended, subject to the remainder of this Section 1.3.3, to the extent (and only for the duration in which): (i) ICQ fails to undertake the reasonably requested and reasonably necessary activities described in Section 1.3.2 with respect to any Core Premium Service, and N2P has provided ICQ with reasonable informal notice (e.g., by e-mail message to the ICQ Technical Liaison or through discussion at the quarterly meetings described in Section 2.8) of such failure and of its causal effect on N2P's ability to meet any such Cutoff Date (an "ICQ Delay"); (ii) there is (or is reasonably expected to be) a U.S. or other regulation which would prevent N2P from offering a Core Premium Service in the United States or in any Collective International Gateway (or which such regulation would make it commercially unreasonable for N2P to offer any such Core Premium Service (in such country)) (collectively, a "Regulatory Event"); or
          (iii) any other Force Majeure Event occurs. The Parties, through the Management Committee, shall determine in good faith the period by which the Cutoff Date is to be extended (or any other obligations or criteria that are to be affected), if at all, by any of the events described in this Section 1.3.3; provided, however, that, unless
                                           --------  -------
          otherwise agreed by the Parties, the extension of any Cutoff Date resulting from any Regulatory Event or Force Majeure Event shall not exceed **** (****) **** in the aggregate. In the event that a Regulatory Event or Force Majeure Event affects N2P Competitors generally with respect to the provision of the PTP Calling Card Service, then

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                              EXECUTION VERSION

          ICQ shall discuss with N2P in good faith extending the Cutoff Date beyond such **** (**) *** period. Notwithstanding the foregoing, so long as any such Regulatory Event or Force Majeure Event prevents N2P from offering the PTP Calling Card Service to ICQ Users in any particular Collective International Gateway(s), then N2P's exclusivity with respect to the PTP Calling Card Service in such Collective International Gateway(s) shall extend beyond such **** (**) *** period unless and until a third party is in a position to provide a comparable phone-to-phone calling card service in such Collective International Gateway(s) and ICQ enters into an agreement with such third party for the provision of such phone-to-phone calling card service to ICQ Users in such Collective International Gateway(s). For the avoidance of doubt, any extension of a Cutoff Date due to an ICQ Delay shall be as mutually agreed upon in writing by the Parties.


     1.4  Launch Dates.  The Parties shall record the date on which each ICQ IP
          ------------
          Telephony Service is launched (each such date, a "Launch Date") in a written instrument signed by both Parties promptly following any such Launch Date; provided, however, that in the event that the Parties
                       --------  -------
          cannot agree as to the definitive Launch Date with respect to a particular ICQ IP Telephony Service, the Parties shall submit such Dispute to the dispute resolution provisions set forth in Section 17 of this Agreement.

2.   DEVELOPMENT OBLIGATIONS
     -----------------------

     2.1  Initial Version.  The initial version of each of the ICQ IP
          ---------------
          Telephony Services shall be developed by N2P, by customizing each of the existing N2P Services as set forth in Sections 1.1.1 through 1.1.5 to conform to the product specifications set forth in Exhibit B to this Agreement (collectively, together with such modifications thereto or any such additional specifications as may be agreed to in writing by the Parties after the Effective Date, the "Specifications"). As part of such customization, the N2P Services shall be developed to function in an integrated manner with the operation of the ICQ Client to the extent set forth in the Specifications or elsewhere in this Agreement. To the extent that any material conflict exists between
          (i) Exhibit B to this Agreement and (ii) the provisions of the principal body of this Agreement, the principal body of this Agreement (i.e., Sections 1 through 18 hereof) shall govern.

     2.2  Updates.
          -------


                2.2.1     Notification of Updates.  If, during the Term, N2P
                          ---------------------
          develops any Update of any N2P Service that is generally commercially available to users of the N2P Services, N2P shall, in each such case,
          (i) promptly notify ICQ of such Update and (ii) promptly (i.e., in the shortest commercially reasonable time period) include such Update (provided that such Update complies with the Specifications or the
          ---------
          terms of this Agreement) in the applicable ICQ IP Telephony Service.


                2.2.2     No Notification Required.  N2P shall not be
                          ------------------------
          obligated to notify ICQ of or to provide to ICQ any modification, improvement, addition, deletion, feature or functionality of the N2P Services provided by N2P to another customer if such modification, improvement, addition, deletion, feature or functionality is subject to contractual restrictions that would prohibit N2P from providing it to ICQ hereunder. For the avoidance of doubt, the Parties acknowledge that N2P shall not be required to notify ICQ of or provide to ICQ any modification, improvement, addition, deletion, feature or functionality of any Optional Service, Expanded Service or other IP Telephony Service (apart from any Core Premium Service) unless the Parties have agreed to the provision by N2P to ICQ Users of any such service pursuant to the terms of this Agreement.

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION


               2.2.3  Disagreement.  In the event of any disagreement between
                      ------------
          the Parties regarding the provision by N2P of any such Updates to ICQ (e.g., as to whether any such Update is generally commercially available, the length of the time period in which any such Update is to be implemented, etc.), such disagreement shall be submitted to the Management Committee pursuant to Section 17 of this Agreement.

     2.3  Additional ICQ Modifications.
          ----------------------------


                2.3.1     Definition.  ICQ may in its discretion, from time
                          ----------
          to time during the Initial Term, request that N2P, to the extent commercially reasonable, (i) add new functionality or features to any ICQ IP Telephony Service(s), (ii) modify elements related to the ICQ GUI (but not elements of the ICQ GUI itself), and/or (iii) modify the ICQ IP Telephony Services in connection with modifications of the ICQ Client and ICQ Service (which modifications shall be subject to Section 2.7 and which modifications ICQ estimates will occur at least twice a year), (each of (i), (ii) and (iii) above, an "Additional ICQ Modification"). The Parties agree that any features, functionality, additions, deletions or other modifications necessary to be carried out by N2P in order for N2P to comply with its obligations under
          Section 3 of this Agreement (collectively, the "Necessary Modifications") shall not constitute Additional ICQ Modifications and that ICQ shall not be required to pay for any such Necessary Modifications.


                2.3.2     Request for Non-Substantial Modification.  In the
                          ----------------------------------------
          event that ICQ requests Additional ICQ Modifications that N2P reasonably believes would not involve (i) a substantial cost or expense to N2P (i.e., less than **** Dollars
          ($****) in the aggregate during any Year of this Agreement) or (ii) a substantial commitment of N2P personnel, N2P shall develop the Additional ICQ Modifications in cooperation with ICQ on a schedule to be mutually agreed upon by the Parties. Each Party shall allocate development resources on a high priority basis to complete such Additional ICQ Modifications in accordance with such schedule. ICQ shall pay for the actual, reasonable, fully-allocated cost of developing any such Additional ICQ Modifications.


                2.3.3     Request for Substantial Modification.  In the event
                          ------------------------------------
          that ICQ requests an Additional ICQ Modification that N2P reasonably believes would involve a substantial cost or expense to N2P, or a substantial commitment of N2P personnel, the Parties shall negotiate in good faith regarding the request for such Additional ICQ Modification, including, without limitation, the appropriate schedule for development and deployment, rights to the results of the development, interoperability requirements, and the relevant business terms (e.g., amount of any payments for the development, the revenue model for the features or functions, etc.). If and when the Parties reach agreement on the terms and conditions for such Additional ICQ Modification, N2P shall develop the Additional ICQ Modification in cooperation with ICQ, and each Party shall allocate development resources on a high priority basis to complete such Additional ICQ Modification in accordance with such schedule.


                2.3.4     Commissioned Works.  Notwithstanding the foregoing,
                          ------------------
          in the event that the Parties are unable to agree as to the development or deployment of any Additional ICQ Modification in accordance with Section 2.3.3, ICQ shall have the right during the Initial Term to require N2P to assist ICQ in securing a mutually agreed-upon third party to develop any such Additional ICQ Modifications for ICQ; provided, however, that either N2P or (at ICQ's
                                 --------  -------
          option) ICQ may perform such development. In the event that a third party is secured to perform such development, N2P will use commercially reasonable efforts to assist such third party in performing such development. Any development by any such third parties shall not be considered the responsibility of N2P, and such third parties shall not be considered contractors of N2P. To the extent that portions of such Additional ICQ Modifications (including intellectual property rights therein) are developed


**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          by N2P specifically for ICQ pursuant to this Section 2.3.4, such portions shall be considered "Commissioned Works," but "Commissioned Works" shall exclude, any software, modules, routines or subroutines, documentation or other materials, and any methods, processes, techniques or inventions, that were (i) developed by or for N2P prior to such development for ICQ or (ii) developed independently by or for N2P (i.e., independent of the development carried out for ICQ under this Section 2.3.4 by N2P). To the extent that (a) N2P develops any Commissioned Works pursuant to this Section 2.3.4 without requiring that ICQ pay for such Commissioned Works (in cash or such other consideration as may be agreed to by the Parties), then N2P shall own all right, title and interest in and to such Commissioned Works (provided, however, that in such case, ICQ shall have a fully paid-up,
           --------  -------
          royalty-free, non-exclusive, non-transferable and worldwide license for the Term to use, reproduce, directly and indirectly distribute, transmit, display, perform, sublicense and adapt such Commissioned Works), (b) ICQ pays (in cash or such other consideration as may be agreed to by the Parties) for any such Commissioned Works pursuant to this Section 2.3.4, then ICQ shall own all right, title and interest in and to such Commissioned Works, and (c) the Parties so agree, the Parties shall co-own all right, title and interest in and to such Commissioned Works, which shall be treated as Joint Work Product for purposes of this Agreement. Each Party shall cooperate with the other Party in documenting and perfecting all rights with respect to the Commissioned Works, including executing any necessary assignments, applications or other documentation with respect to the Commissioned Works.

                2.3.5     Disagreement.  In the event that the Parties
                          ------------
          disagree as to the development or deployment of any Additional ICQ Modification, including any disagreement as to the terms and conditions for the development or deployment thereof, the Parties shall submit such Dispute to the Management Committee in accordance with the terms of Section 17 of this Agreement.

     2.4  Expansion to Cover Other Services and Platforms of ICQ.
          ------------------------------------------------------

               2.4.1  Request by ICQ to Encompass Expanded Service Within an ICQ
                      ----------------------------------------------------------
          Telephony Service.  ICQ may in its discretion, from time to time
          -----------------
          during the Initial Term, seek to expand any ICQ IP Telephony Service(s) to provide service through any and all platforms and services hereafter offered by ICQ or an Affiliate of ICQ (other than the ICQ Service) (the "Expanded Services"). In such event, ICQ may in its discretion request that N2P develop or deploy or assist with the development or deployment of any such Expanded Services. Upon the receipt of any such request, and before any development or deployment of any Expanded Services, the Parties shall negotiate in good faith regarding the request for any such Expanded Services, including, without limitation, with respect to the appropriate schedule for any development and deployment, and the relevant business terms (e.g., the amount of any payments for any development, the revenue model for the Expanded Services, etc.). If and when the Parties reach agreement on the terms and conditions related to the development and deployment of such Expanded Services, each Party shall allocate development and deployment resources on a high priority basis towards the development and deployment of an updated version of the applicable ICQ IP Telephony Software to support such Expanded Services in accordance with the terms and conditions agreed upon by the Parties.

               2.4.2  Failure to Agree.  In the event that the Parties disagree
                      ----------------
          as to the development or deployment of any Expanded Service, including any disagreement as to the terms and conditions for the development or deployment thereof, the Parties shall submit such Dispute to the Management Committee in accordance with the terms of Section 17 of this Agreement; provided, however, that in the event that the
                          --------  -------
          Management Committee is unable to agree as to the terms and conditions regarding such development and deployment, such Expanded Service shall not constitute an ICQ IP Telephony

                                                               EXECUTION VERSION

          Service for purposes of this Agreement, and N2P shall not have any rights or obligations with respect to such Expanded Service.

               2.4.3  Agreement.  Nonetheless, if the Parties agree to add an
                      ---------
          Expanded Service to this Agreement, such Expanded Service, for all purposes hereof, shall be considered part of the ICQ IP Telephony Services, and all rights and obligations of ICQ and N2P hereunder shall apply to such Expanded Service and users of such services shall be considered ICQ Users for purposes of this Agreement. For purposes of calculating the Revenue Share and the Revenue Threshold hereunder, any such agreed-upon Expanded Service shall be aggregated with the ICQ IP Telephony Services as if only one service existed (unless otherwise agreed upon by the Parties).


     2.5  Delivery and Acceptance.
          -----------------------

               2.5.1  Initial Versions.  Following the completion of the
                      ----------------
          development and internal testing of each initial version of the Core Premium Services, N2P shall deliver each such initial version to ICQ for evaluation and acceptance in accordance with the delivery dates set forth on Exhibit I hereto. ICQ shall have thirty (30) days following such delivery by N2P to evaluate whether each such initial version functions in accordance with the Specifications and without any Severity 1 or Severity 2 Problems. If ICQ reasonably determines that any such initial version of any Core Premium Service does not function in material conformity with the Specifications and/or without Severity 1 or Severity 2 Problems, ICQ may reject such version by providing N2P with written notice within such thirty (30) day period specifying in detail the reason for rejection. Any initial version of the Core Premium Services that has not been so rejected within such thirty (30) day period shall be deemed accepted. If ICQ rejects any initial version of any Core Premium Service, then following such rejection, N2P shall use commercially reasonable efforts to correct (as promptly as commercially possible but in any case by the applicable Cutoff Date) in all material respects, the deficiencies in such initial version that were specified in ICQ's notice of rejection. If the deficiencies specified in any such ICQ notice of rejection have not been remedied in all material respects by such Cutoff Date, ICQ shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to such Core Premium Service and thereby enter into an agreement with any third party (including a N2P Competitor) with respect to such Core Premium Service.

               2.5.2  Subsequent Versions.  Following the completion of the
                      -------------------
          development and internal testing of each subsequent version (i.e., subsequent to the initial version) of any Core Premium Service (or any initial version of any Optional Service, Expanded Service or other IP Telephony service mutually agreed upon by the Parties to be provided by N2P hereunder) (each, a "Subsequent Version"), N2P shall deliver each such Subsequent Version to ICQ for evaluation and acceptance.
          ICQ shall have thirty (30) days following such delivery by N2P to evaluate whether such Subsequent Version functions in accordance with the Specifications and without any Severity 1 or Severity 2 Problems. If ICQ reasonably determines that any such Subsequent Version does not function in material conformity with the Specifications and without Severity 1 or Severity 2 Problems, ICQ may reject such Subsequent Version by providing N2P with written notice within such thirty (30) day period specifying in detail the reason for rejection. Any Subsequent Version that has not been so rejected within such thirty
          (30) day period shall be deemed accepted.

               2.5.3  Acceptance Process.  The acceptance criteria set forth in
                      -------------------
          Sections 2.5.1 and Section 2.5.2 of this Agreement shall not include as factors the Core ICQ Obligations, and ICQ shall not withhold any such acceptance due to its failure to comply with the Core ICQ Obligations.

                                                               EXECUTION VERSION

     2.6  Assistance from ICQ.  ICQ shall provide N2P with reasonable
          -------------------
          consultative assistance in connection with the development obligations of N2P as set forth in this Section 2. In addition, during the Term, ICQ agrees to notify N2P in advance of any modifications and/or changes to the ICQ Service that ICQ believes may result in incompatibility between the Parties' respective systems or interruptions in the ICQ IP Telephony Services (including without limitation, network configuration changes and system maintenance).
          The Parties shall work together to resolve any such potential or actual incompatibility, or interruptions, in connection with ICQ's implementation of any such change and/or modification.

     2.7  Other Modifications.  ICQ reserves the right to redesign and/or modify
          -------------------
          the organization, structure, "look and feel," navigation, features and other elements of the ICQ Service and the ICQ IP Telephony Services (subject to (i) the technical limitations and design requirements of the N2P Services and N2P System (which shall themselves remain subject to the Specifications) and (ii) the requirement that such ICQ Service and ICQ IP Telephony Services remain in compliance with the terms and conditions of this Agreement. ICQ shall provide N2P with reasonable notice of any proposed redesign and/or modification in advance of developing such redesign or modification, and the Parties shall consult in good faith on how to avoid any adverse effect on the ICQ Telephony Services (including, without limitation, any adverse effect on the functionality or performance thereof) as a result of such redesign and/or modification. Such notice shall be sufficiently in advance of the proposed redesign or modification such that the Parties will have a reasonable opportunity to complete the process, and avoid the adverse effect on the ICQ IP Telephony Services, as contemplated by this Section 2.7.

     2.8  Meetings.  In furtherance of the rights and obligations of the Parties
          --------
          under this Agreement, the Parties shall meet, in person on a quarterly basis (the "Quarterly Meetings") and by telephone on a monthly basis (the "Telephone Meetings"). With respect to the four (4) Quarterly Meetings to take place during each Year of the Initial Term, two (2) such Quarterly Meetings shall take place in Israel (at ICQ headquarters or such other location as mutually agreed upon by the Parties) and the other two (2) such Quarterly Meetings shall take place in the United States (at N2P headquarters or such other location as mutually agreed upon by the Parties). The Quarterly Meetings shall be used to discuss, inter alia, long-term planning, strategic and
                              ----- ----
          development issues, and marketplace and performance information regarding the obligations and criteria applicable to the Parties hereunder (including the obligations and criteria under Section 3), and shall be attended by the Technical Liaisons and appropriate senior development and management personnel. The Parties anticipate that the first such Quarterly Meeting shall occur as promptly as possible following the Effective Date but in no event later than two (2) months following the Effective Date. The Telephone Meetings shall be used to discuss, among other things, the activities and relationship contemplated by this Agreement, including the proposed implementation and/or progress of any Updates or Additional ICQ Modifications, changes to the operating standards set forth on Exhibit B, Exhibit C or Exhibit D hereto, ICQ Exclusive Offers to be provided during the subsequent quarter, and the redesign or modification of elements of the ICQ Service or ICQ IP Telephony Services.

     2.9     No Support for ICQ Modifications.  The Parties acknowledge that any
             --------------------------------
          modifications or additions to the ICQ IP Telephony Services that are carried out by ICQ (or carried out for ICQ by a third party not contracted or subcontracted by N2P) shall not affect the determination of whether N2P has met its obligations or the criteria set forth in Sections 1.3 or 3 of this Agreement.

                                                               EXECUTION VERSION

3.   N2P PERFORMANCE
     ---------------

     3.1  Pricing and Terms.  N2P will ensure that the prices (including any
          -----------------
          other required consideration) for each Core Premium Service and other aspects of such Core Premium Service (including, without limitation, the terms and conditions related to such Core Premium Service, the scope, quality and functionality of each such Core Premium Service, customer service and billing, user experience and interface) are, taken as a whole, not materially less favorable as compared to the corresponding N2P Service as offered by or on behalf of N2P directly to retail customers through any Additional N2P Channel. In the event that at any time during the Initial Term, N2P fails to comply with such obligation (i) as to any pricing aspect of a Core Premium Service (a "Pricing Failure"), and such Pricing Failure is not cured within **** (****) **** after notice to N2P of such Pricing Failure (unless otherwise agreed upon in writing by the Parties), or (ii) as to a non-pricing aspect of a Core Premium Service (a "Non-Pricing Failure"), and such Non-Pricing Failure is not cured within **** (****) ***** after notice thereof to N2P (unless otherwise agreed upon in writing by the Parties), ICQ shall have the right to suspend, until such time as N2P cures such failure, (i) distribution of such Core Premium Service, (ii) any of ICQ's promotional obligations hereunder related specifically to such Core Premium Service, and/or (iii) any Listings related specifically to such Core Premium Service. In addition, in the event that N2P fails to cure such Pricing Failure within **** (****) **** after notice thereof to N2P or such Non-Pricing Failure within **** (****) **** after notice thereof to N2P (or, in each case, such shorter period as is reasonably feasible) ICQ shall have the right to terminate the exclusivity granted to N2P hereunder with respect to such non-compliant Core Premium Service (and in the event that N2P shall have failed to cure, within thirty (30) days after notice thereof to N2P, any such Pricing Failure and/or Non-Pricing Failure as to a total of **** (****) **** during the Initial Term, then ICQ shall have the right to terminate this Agreement in accordance with Section
          16.6 hereof). For purposes of this Section 3.1, the categorization of what constitutes retail customers, as opposed to wholesale customers, shall be consistent with general telecommunications industry practice, and the characterization (as retail or wholesale) of services provided to customers through a N2P Affiliate shall be based on the delivery mechanism of such services by such N2P Affiliate to any third party (i.e., if the services are sold by N2P Affiliates to third parties on a retail basis, then such services shall be deemed to be retail services for purposes of this Section 3.1). Any dispute as to such categorization shall be submitted to the Management Committee in accordance with Section 17 of this Agreement.

     3.2  Operating Standards.
          -------------------

               3.2.1  Compliance.  During the Term, N2P will cause the ICQ IP
                      ----------
          Telephony Services to comply in all material respects with the standards set forth in each of Exhibit B, Exhibit C and Exhibit D. To the extent standards are not established in Exhibits B, C or D with respect to any aspect of the ICQ IP Telephony Services, N2P will use commercially reasonable efforts to provide such aspect at a level of quality, completeness or timeliness which meets or exceeds prevailing standards in the IP Telephony industry. Without limiting the generality of the foregoing, N2P will use commercially reasonable efforts to provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic and usage demands on the ICQ Service in connection with the offering of the ICQ IP Telephony Services.

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          3.2.2  N2P Technical Problem.
                 ---------------------

                        (a)  Occurrence; Cure Period.  In the event of any
                             -----------------------
               material technical problem (over which N2P exercises control) affecting the use by ICQ Users of any ICQ IP Telephony Service and constituting a Severity 1 Problem or Severity 2 Problem (an "N2P Technical Problem"), ICQ shall have the right to suspend (i) distribution of such ICQ IP Telephony Service, (ii) any of ICQ's promotional obligations hereunder related specifically to such ICQ IP Telephony Service, and/or (iii) any Listings related specifically to the such ICQ IP Telephony Service until such time as N2P corrects such N2P Technical Problem. Prior to suspending any such distribution of any particular ICQ IP Telephony Service, related promotional obligations of ICQ or related Listings hereunder, ICQ shall provide N2P with notice and an opportunity to cure, as provided below, unless, in its reasonable discretion, ICQ will be materially and adversely affected in a substantial manner by failing to act immediately or at some subsequent time prior to the completion of the notice and cure period. Any such notice shall be in writing and shall contain a reasonably detailed explanation for ICQ's intention to suspend (and, in reasonable detail, the reasons for suspending) access to the particular ICQ IP Telephony Service and related promotional obligations and Listings due to the occurrence of the N2P Technical Problem. Upon receipt of such notice, N2P will have at least **** (****) **** to cure the applicable N2P Technical Problem to ICQ's reasonable satisfaction and, if cured, ICQ shall not suspend the affected ICQ IP Telephony Service(s) and/or related promotional obligations or Listings. ICQ will make good faith efforts to facilitate N2P's cure efforts and to extend the cure period as appropriate, so long as ICQ, in its reasonable discretion, is not materially adversely affected by any such extension. In the event ICQ suspends distribution of any ICQ IP Telephony Service, any ICQ promotional obligations and/or any Listings due to the occurrence of any such N2P Technical Problem, ICQ will notify N2P in writing within **** (****) **** of such decision, setting forth in reasonable detail the explanation therefor.

                    (b) Cure; Resumption of Distribution.  When and if the cure
                        ---------------------------------
               to an N2P Technical Problem is demonstrated to ICQ's reasonable satisfaction, which satisfaction shall not be unreasonably withheld, ICQ shall resume distribution of the affected ICQ IP Telephony Service, promotional obligations and Listings as soon as commercially practical; provided, however, that (in addition
                                          --------  -------
               to any other remedies available to ICQ in this Agreement, including, without limitation, in Section 16.6 hereof) in the event that N2P shall fail to cure any such N2P Technical Problem within thirty (30) days following notice thereof by ICQ to N2P, then ICQ shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to the Core Premium Service(s) affected by such N2P Technical Problem and thereby enter into an agreement with any third party (including any N2P Competitor) to promote (or offer the services of) such third party with respect to such Core Premium Service(s).

     3.3  Competitive Performance Standards.  N2P will use commercially
          ---------------------------------
          reasonable efforts during the Initial Term to cause each of the Core Premium Services included in the ICQ IP Telephony Services to be "Best of Breed." For purposes of this Agreement, "Best-of-Breed" means, as to each Core Premium Service, that, as determined by a cross-section of mutually agreed-upon third-party reviewers who are recognized authorities in the IP Telephony industry, (i) such Core Premium Service is competitive, when taken as a whole, with the same or substantially similar services offered by any N2P Competitor through any similar online distribution channel; (ii) the rates associated with such Core Premium Service (including per-minute rates), when taken as a whole, are equal to or lower than the rates, when taken as a whole, for the same or substantially similar

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          products or services offered by any N2P Competitor; and (iii) N2P is included within the top **** (****) providers of such IP Telephony Service (when taken as a whole) in the IP Telephony industry, taking into consideration, as a whole, such factors as pricing, scope and selection of products and services, technology platform and other aspects of the distribution channel, quality and ease of use of products and services, functionality, call quality, quality of customer support, success rates of call completion and overall level of customer satisfaction. The determination of "Best-of-Breed" shall not take into account limited promotions (e.g., ****) In the event that at any time during the Initial Term, a Core Premium Service fails to be Best-of-Breed, ICQ may notify N2P of such failure (including the reasons therefor and the basis for the determination thereof under this Agreement) and of its intention to terminate exclusivity with respect to the non-Best-of-Breed Core Premium Service. For a period of **** (****) **** following receipt of such notice, N2P shall have the opportunity to remedy the failure. Notwithstanding the foregoing (and in addition to any other remedies available to ICQ in this Agreement, including, without limitation, in Section 16.6 hereof), in the event that N2P has not cured any such failure (regardless of the level of effort by N2P to cure such failure) by the end of such **** (****) **** period (unless the Parties mutually agree in writing to extend such cure period), ICQ shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to such non-Best-of-Breed Core Premium Service and thereby enter into an agreement with any third party (including a N2P Competitor) to promote (or offer the services of) such third party with respect to the corresponding non-Best-of-Breed Core Premium Service.

     3.4  No Payment by ICQ.  For the avoidance of doubt, the Parties
          -----------------
          acknowledge that ICQ shall not be required to pay N2P any compensation in connection with any modification, addition, deletion, feature or functionality or other improvement required to be provided by N2P in order for N2P to comply with its obligations under Section 3 of this Agreement.

     3.5  N2P Not Responsible for Core ICQ Obligations.  The Parties acknowledge
          ---------------------------------------------
          that the Core ICQ Obligations shall not affect the determination as to whether N2P has satisfied the criteria and obligations set forth in
          Section 3 of this Agreement. The Parties also acknowledge that the determination of whether N2P has satisfied the criteria and obligations set forth in Sections 3.1, 3.2 or 3.3 of this Agreement shall not be affected by features or functionality that N2P offers to ICQ and that ICQ (a) declines to implement or support or (b) cannot (e.g., due to technological or operational constraints within the control of ICQ) reasonably implement or support, provided that (i) in either such case, N2P provides ICQ with reasonable prior, informal, written notice (e.g., by e-mail) of the anticipated effects of ICQ's not implementing or supporting the features or functions on the ICQ IP Telephony Services and (ii) in the case of technological or operational constraints within ICQ's control, N2P provides ICQ with reasonable prior informal notice of such constraints.

4.   DISTRIBUTION AND PROMOTION
     --------------------------

     4.1  Distribution and Promotion Requirements.  During the Term, subject to
          ---------------------------------------
          the terms and conditions herein, the Parties agree to the following:

          4.1.1.    Access to ICQ IP Telephony Service.  ICQ shall distribute
                    ----------------------------------
                    the ICQ IP Telephony Services and the ICQ IP Telephony Software, provided that ICQ shall determine in its reasonable discretion (upon consultation with N2P) the manner in which such distribution occurs (e.g., through the bundling with the ICQ Client of the ICQ-customized N2P IP Telephony Software, through a "plug-in" of such software, etc.).

          4.1.2     Distribution of ICQ IP Telephony Software.
                    -----------------------------------------

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

                   (a)  PTP Calling Card Service.  Promptly upon the
                        ------------------------
               acceptance by ICQ of the initial version of the PTP Calling Card Service (including any Updates thereto), ICQ shall promote and distribute such initial version as part of the ICQ Service subject to the remainder of this Section 4.1.2.


                   (b)   Secondary ICQ IP Telephony Services.  Following the
                         -----------------------------------
               acceptance by ICQ of the initial version of any Secondary ICQ IP Telephony Service (including any Updates thereto) and subject to the remainder of this Section 4.1.2, ICQ shall promote and distribute such accepted Secondary ICQ IP Telephony Service as part of the 2000a ICQ Client and related version of the ICQ Service. ICQ shall launch (i.e., make generally commercially available) such 2000a ICQ Client and version of the ICQ Service no later than **** provided, however, that in the event
                                           --------  -------
               that ICQ shall not have launched the 2000a Client and related version of the ICQ Service by **** (as N2P's sole and exclusive remedy hereunder), the Initial Term shall be extended by one day for each day beyond **** that ICQ fails to launch the 2000a ICQ Client and related version of the ICQ Service.


                   (c)   Distribution.  The version of the ICQ Client that is
                         ------------
               generally made available for downloading on the ICQ Service or otherwise generally distributed in connection with the ICQ Service shall include either the ICQ IP Telephony Software or a means (consistent with Section 4.1.4 of this Agreement) by which ICQ Users can access and use the ICQ IP Telephony Services.


                   (d) Exceptions.  ICQ shall be relieved of the foregoing
                       ----------
               obligations under the conditions of, and in accordance with,
               Section 4.2 and the other terms of this Agreement. In addition, ICQ may also support other IP Telephony services (including those of N2P Competitors) as to which, and in the countries in which, N2P (on the Effective Date or thereafter) does not have exclusivity. Moreover, but subject to the requirements of this Agreement, ICQ may provide to a particular customer a version of the ICQ Client that does not include the customizations developed by N2P hereunder or any other IP Telephony capability if such customer requests (provided that ICQ does not encourage such customer to so request or offer such customer in a prominent fashion an opportunity to so request) that it receive a version of the ICQ Client that does not include N2P customizations.


                   (e) Subsequent Versions.  Following the acceptance by ICQ
                       -------------------
               of any Subsequent Version, ICQ will distribute such Subsequent Version with the ICQ Service within a time period (of not more than six (6) months) to be determined by ICQ in its reasonable discretion (e.g., taking into account such factors as the imminence of the launch of a new version of the ICQ Client, etc.), upon consultation with N2P.

        4.1.3  Localized Versions.  At such time as ICQ makes generally
               ------------------
               commercially available localized versions of the ICQ Client (including, without limitation, any translation service distributed by ICQ in connection therewith) for use in the Collective International Gateways (or in any other countries in which the Parties agree that N2P shall provide the ICQ IP Telephony Services) (collectively, the "Localized Versions"), N2P shall cause (within a commercially reasonable time period) to be fully prepared for launch through the ICQ Service versions of the Core Premium Services, if any, that are required to be compatible with such Localized Versions. The Parties shall use commercially reasonable efforts to develop, make available and otherwise distribute Updates to such Localized Versions, from time to time as Updates for the U.S. English-language versions of


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

               the ICQ IP Telephony Services are publicly released. ICQ shall be responsible for the localization of the ICQ GUI.

        4.1.4   N2P Listing and Promotion.  ICQ (together with any Affiliate of
                -------------------------
                ICQ that offers the ICQ Service) shall feature, offer and promote the ICQ IP Telephony Services prominently in the ICQ Service.

                   (a) In furtherance and as part of the foregoing, the initial implementation of such promotional requirement shall include, where feasible, the following (and any future implementation shall be consistent in terms of prominence (e.g., in terms of size, location, appearance and the like) with the following):

                       (i) Each ICQ IP Telephony Service will be "sub-branded"
               with the name "Net2Phone," "N2P" or any other N2P Mark designated by N2P, subject to the approval of ICQ not to be unreasonably withheld (the "N2P Name"). "Sub-branding" means that each ICQ IP Telephony Service will be labeled and marketed with the name "****" or such other ICQ name as ICQ designates (the "ICQ Name"), but that each such ICQ IP Telephony Service shall, where feasible and to the extent not inconsistent with the ICQ Look and Feel, have a prominent tag line such as "****" or "****," and a N2P Mark. The N2P tag line and Mark (the "Brandings") will be included prominently in (and where feasible, will be placed within reasonable proximity to the ICQ brandings in) the (A) areas which provide information regarding the use of and enable ICQ users to launch the ICQ IP Telephony Service (collectively, the "Support Area"), (B) other areas within the ICQ Service that relate principally to the ICQ IP Telephony Services (including, without limitation, ****), and (C) the ICQ IP Telephony Software or areas within the ICQ Client that relate principally to an ICQ IP Telephony Service (the "Branded Areas").

                      (ii) The Brandings will also appear prominently in
               advertising, promotional, public relations and marketing material relating principally to the ICQ IP Telephony Services.

                     (iii) There will be links (evidenced by the ICQ Name or
               a graphical image of a telephone, or such other link as ICQ selects) to the PC-originated ICQ IP Telephony Services (initially, the PC-to-PC Service and PC-to-Phone Service) throughout the ICQ Service in areas providing ICQ Users with the ability to perform communication functions (e.g., white page results, yellow page results, directory search results, **** etc.) (collectively, the "Links"). The Links will launch the ICQ IP Telephony Services.

                   (b) The name, design and "look and feel" of the Branded
               Areas, the Brandings and the Links (collectively, the "Listings") will be determined by ICQ in its reasonable discretion in consultation with N2P. The Listings will properly convey the functionality of the ICQ IP Telephony Services.

                   (c) ICQ generally will provide to N2P branding, marking and promotion that are no less prominent, in terms of size, placement, appearance and the like, than those accorded to ****. In the event that ICQ begins to sell advertising inventory on **** "****" ****, ICQ shall provide N2P with an opportunity to bid on the purchase of a placement within such inventory.

                   (d) Subject to the other requirements of this Section 4.1.4 and the other provisions of this Agreement, the foregoing will not preclude users from

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

               linking to another such provider from the ICQ Service, provided that the link to such other provider is limited to a ****
                                           --------
               that is no more prominent than any similar reference to N2P. Nothing in this Agreement shall prevent ICQ from offering (whether through buttons, icons or otherwise) an AOL PC-to-PC communication function on the ICQ Service, subject to the other requirements of this Section 4.1.4.


        4.1.5  Promotion of ICQ Service by N2P; Promotion of ICQ IP Telephony
               --------------------------------------------------------------
               Services by ICQ.
               ---------------

                  (a)  N2P.  N2P shall promote the ICQ Service to its
                       ---
               customers and partners, and shall use reasonable efforts to encourage such customers and partners to adopt the ICQ Service as an integrated component of the IP Telephony products and services provided to such customers and partners by N2P, as and to the extent set forth in Exhibit E. ICQ shall assist N2P, as reasonably requested by N2P, in such promotional efforts.

                  (b)  ICQ.   ICQ shall use reasonable efforts to ****
                       ---
               as part of the products and services offered to their respective users. N2P shall assist ICQ, as reasonably requested by ICQ, in such promotional efforts.


     4.2   General Conditions to Distribution and Promotional Obligations.
           --------------------------------------------------------------
           Notwithstanding anything contained in this Section 4, ICQ shall have no obligation to promote a particular version of the ICQ IP Telephony Services, to distribute to ICQ Users a particular version of the ICQ IP Telephony Services or to provide any Listing therefor to the extent that and for so long as:

           (i) ICQ has received notice (whether written or verbal) of, and reasonably believes, that the reproduction, use or distribution of such version of the ICQ IP Telephony Services in accordance with this Agreement infringes or misappropriates the intellectual property rights of any third party, provided that
                                                                 --------
                ICQ may not promote or offer access to any other IP Telephony product unless ICQ reasonably believes that it raises a lesser risk of infringement or misappropriation; or

          (ii) An aspect of any such version of the ICQ IP Telephony Service exists, other than an acknowledged security risk that a corporation/user accepts by opening up holes in its firewall to enable use of any such ICQ IP Telephony Service (and other than security risks ordinarily associated with Web-based communications products), that could be exploited in a manner that ICQ reasonably believes (a) would expose ICQ Users to potential efforts to invade their privacy or damage or modify data, software or hardware in an unauthorized manner or (b) would otherwise result in meaningful and serious claims that any such ICQ IP Telephony Service presents a security risk to its users, provided that ICQ may not promote or offer access to any
                       --------
                other IP Telephony product unless ICQ reasonably believes that it raises a lesser security risk.

     4.3  Exclusive Offers/ICQ User Benefits.  N2P shall offer through the
          ----------------------------------
          ICQ Service on a regular and consistent basis (but no less than once per quarter) special offers comparable to those available through Additional N2P Channels (e.g., preferred rates to specific termination points to be offered periodically, raffle or sweepstakes conducted from time to time, etc.), which such special offers shall be exclusively available to ICQ Users (the "ICQ Exclusive Offers"). Each ICQ Exclusive Offer made available by N2P shall provide a substantial member benefit to ICQ Users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. N2P will provide ICQ with reasonable prior notice of ICQ Exclusive Offers so that ICQ

**** CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          can market the availability of such ICQ Exclusive Offers in the manner ICQ deems appropriate in its reasonable discretion; provided that ICQ
                                                              --------
          shall consult with N2P regarding the marketing of the ICQ Exclusive Offers.

     4.4  ICQ Search Keywords.  During the Initial Term, subject to the
          -------------------
          terms and conditions hereof, ICQ (in its sole discretion) may provide N2P with ICQ Search Keywords to be mutually agreed upon by the Parties.

5.   ICQ USER REGISTRATION AND INFORMATION
     -------------------------------------

     5.1  Ownership of Assets and Customer Relationships.  ICQ shall own
          ----------------------------------------------
          all tangible and intangible assets (and all personal and intellectual property) provided by ICQ in developing the ICQ IP Telephony Services (except as otherwise expressly set forth herein) and the Support Area, including all materials provided by ICQ to N2P for the purpose of branding the ICQ IP Telephony Service and the Support Area ("ICQ Branding Materials"), and the relationship with ICQ IP Telephony Users, including, without limitation, all aspects of such relationship specified in this Section 5. ICQ shall own any and all rights in the call detail records generated in providing the ICQ IP Telephony Services which shall be treated as Confidential Information for purposes of this Agreement (collectively, the "Call Detail Records"). ICQ hereby grants N2P a non-exclusive, non-transferable, worldwide, royalty-free license to use the Call Detail Records only to the extent necessary to provide the ICQ IP Telephony Services to be provided by N2P hereunder (including any related planning and development). Such license shall continue through the end of the Term, but shall survive expiration of the Term with respect to the provision by N2P of the PTP Calling Card Service.

     5.2  ICQ User Relationship.
          ---------------------

               5.2.1  Registration Information.  In order to use the Surcharged
                      ------------------------
          ICQ IP Telephony Services, an ICQ User will be required to register for such ICQ IP Telephony Services. The Parties shall determine by mutual agreement the terms and conditions of use to be agreed to by such ICQ Users (including, without limitation, with respect to any special access codes to be used by such ICQ Users in connection with the ICQ IP Telephony Services, provided, that neither Party shall
                                         --------
          unreasonably withhold such agreement with respect to the use of such special access codes), and ICQ shall determine both (i) the information to be collected from the ICQ Users as part of the registration process (provided that such information shall in any
                                --------
          event include information that N2P reasonably requests in connection with the provision of the ICQ IP Telephony Services, including, without limitation, any Personal Identification Numbers (PINs) for use by ICQ Users in connection with the ICQ IP Telephony Services) and
          (ii) any domain names, unique identifier numbers, e-mail addresses and passwords to be assigned and/or used by such ICQ Users in connection with such ICQ IP Telephony Services. Notwithstanding the foregoing, it is the Parties' intention that ICQ Users initially shall not be required to register for, or provide any information in connection with the use of, the PC-to-PC Service. Registration for the ICQ IP Telephony Services shall take place at the Support Area or at such other location as may be mutually agreed upon by the Parties. ICQ shall use reasonable efforts to build into the end of the registration process for the ICQ Service (the "ICQ Registration Process") a sub-routine for the registration for the ICQ IP Telephony Services. Notwithstanding the foregoing, in the event that any ICQ Users shall not have registered for the Surcharged ICQ IP Telephone Services prior to attempting to use any such service, ICQ shall cause any such ICQ User to register for the Surcharged ICQ IP Telephony Services prior to the use thereof. N2P shall determine the pricing for the Core Premium Services and other ICQ IP Telephony Services to be provided by N2P hereunder. In addition, N2P shall handle the assignment of applicable phone numbers to ICQ Users (using the ICQ User unique identifier number as an identifier and provided that such phone numbers and
                                      --------
          special access codes (unless

                                                               EXECUTION VERSION

          otherwise agreed upon in writing by the Parties) shall be different from any phone numbers and access numbers used in connection with any N2P Services), and shall handle the billing and collection of any fees or other amounts to be charged to ICQ Users from time to time in connection with the ICQ IP Telephony Services (collectively, the "IPT Fees"); provided, however that, unless otherwise expressly consented
                  --------  -------
          to in writing by ICQ, N2P shall not directly contact or communicate with any ICQ IP Telephony Users other than in connection with the billing and collection of the IPT Fees, or in connection with maintenance and customer support for the ICQ IP Telephony Services; provided, further, that such communications shall be limited to
          --------  -------
          obtaining billing information, providing pricing information related to the ICQ IP Telephony Services and ensuring collection of the IPT Fees or providing maintenance or customer support, and shall not be used by N2P as a platform to sell, market, advertise or promote any products or services other than the ICQ IP Telephony Services.

               5.2.2  Billing Transition.  Notwithstanding the foregoing, at any
                      ------------------
          time during the Term and at ICQ's sole discretion, ICQ shall have the right to assume responsibility for the aforementioned billing and collection obligations with respect to the IPT Fees (collectively, the "Billing Transition"); provided, however, that (i) ICQ shall give N2P
                                 --------  -------
          reasonable advance notice of any such Billing Transition; (ii) the Billing Transition shall be subject to agreement of the Parties on arrangements (a) for N2P to receive the same portion of revenue from the ICQ IP Telephony Services as it would have received before the Billing Transition (and on procedures to verify the proper payment of such revenue), (b) for handling fraud, and (c) for the handling of the billing for the PTP Calling Card Service after the Initial Term, and
          (iii) ICQ shall be responsible for all costs and out-of-pocket expenses incurred by N2P in connection with such Billing Transition. In the event of such Billing Transition, N2P hereby agrees to provide ICQ with reasonable assistance (and to otherwise cooperate with ICQ), at ICQ's expense, regarding such Billing Transition, and following such Billing Transition, ICQ shall use commercially reasonable efforts to ensure that the billing services comply in all material respects with the standards set forth in Exhibits B and C of this Agreement.

     5.3  ICQ User Information and Solicitation.
          -------------------------------------

               5.3.1   Ownership of ICQ User Information.  ICQ shall own any and
                       ---------------------------------
          all information collected from ICQ Users in connection with the ICQ IP Telephony Services, including, without limitation, information collected during the registration processes for the ICQ Service and/or any ICQ IP Telephony Service, respectively, and information then or subsequently obtained from any use of the ICQ Service and/or any ICQ IP Telephony Services, including without limitation **** (collectively, "User Information"). All User Information shall be deemed Confidential Information of ICQ. N2P agrees, both during and after the Term, not to (i) use any User Information for any purpose other than in connection with the operation of the ICQ IP Telephony Services or (ii) disclose any such information to any third party without the prior written consent of ICQ, which consent may be granted or withheld in ICQ's sole and absolute discretion;
          provided, however, that N2P may disclose User Information solely as necessary (and only to the extent necessary) to comply with applicable laws, regulations and government orders or requests; provided,
                                                               --------
          further, that N2P shall use all reasonable efforts to limit any such
          -------
          disclosure to the maximum extent possible and to provide ICQ with as much advance written notice of N2P's intended use or disclosure as is practicable. N2P agrees to comply with the ICQ Privacy Policy to the same extent as ICQ, as such policy exists on the Effective Date (i.e., the ICQ Privacy Policy dated as of January 26, 1999), as the same may be modified and notified to N2P from time to time. N2P shall not sell, license, rent or otherwise transfer any ICQ User Information or any list of ICQ Users for any

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          purpose whatsoever, without ICQ's prior written consent. Notwithstanding the foregoing, N2P shall have the right to use User Information to the extent necessary to provide the PTP Calling Card Service to then-existing ICQ User customers following the expiration of the Initial Term, and ICQ shall provide N2P with the customer records and other information to the extent necessary for N2P to continue providing the PTP Calling Card Service to such customers for the **** period immediately following the expiration of the Initial Term, subject to Section 5.3.2 and 5.3.3 of this Agreement and prohibitions, if any, under applicable law.

               5.3.2  No Competitive Solicitation.  During the Term and for the
                      ---------------------------
          **** period following the expiration or termination of this
          Agreement (and without limiting any other provision of this Agreement, including Section 5.3.1), neither N2P nor its agents shall use the ICQ Service or the ICQ IP Telephony Services or information owned by ICQ or an ICQ Affiliate to (i) solicit third parties or ICQ Users when that solicitation is for the benefit of any entity (including N2P) which could reasonably be construed to be or to become in competition with ICQ, the ICQ Service or the ICQ IP Telephony Services, or (ii) promote any services or products which could reasonably be construed to be in competition with services or products provided by ICQ, through the ICQ Service or through the ICQ IP Telephony Services. Except as otherwise prohibited in this Section 5, nothing in this
          Section 5.3.2 shall be construed to prohibit N2P or its agents from soliciting or promoting the N2P Services to any third party, whether during the Term or thereafter, provided that, in connection with such solicitation or promotion, N2P complies with the terms of (a) Section 9 (Exclusivity) during the Initial Term and (b) Section 13 (Confidential Information) during the Term (and after the Term for the period set forth in such Section 13). The Parties acknowledge that any incidental (i.e., de minimis) failure by N2P to comply with the terms of this provision shall not be deemed a material breach of this Agreement; provided, however, that N2P shall take appropriate steps to
                     --------  -------
          prevent any further failure to comply with the terms of this Section 5.3.2.

               5.3.3  No Communication.  During the Term and for the ****
                      ----------------
          period following the expiration or termination of this Agreement
          (and without limiting any other provision of this Agreement, including
          Section 5.3.1), N2P agrees not to send any ICQ User any messages or communications on or through the Qualified ICQ Services for any commercial purpose, unless N2P has an Independent Business Relationship with such ICQ User. Any commercial e-mail communications (i.e., e-mail communications offering products or services) to ICQ Users on or through the ICQ Service or the ICQ IP Telephony Services which are otherwise permitted hereunder (i.e., permitted as exceptions to general prohibitions included in this Agreement) shall include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from N2P. The Parties acknowledge that any incidental (i.e., de minimis) failure by N2P to comply with the terms of this provision shall not be deemed a material breach of this Agreement; provided, however, that N2P shall take appropriate
                          --------  -------
          steps to prevent any further failure to comply with the terms of this
          Section 5.3.3.

6.   TECHNICAL SUPPORT
     -----------------

          N2P shall provide all frontline technical and customer support to ICQ Users as set forth in Exhibit B, including, without limitation, technical and customer support for ICQ Users who have problems with, or questions concerning, the installation, use, operation or maintenance of the ICQ IP Telephony Service (collectively, the "Frontline Support"). The Parties acknowledge that N2P may provide such Frontline Support using e-mail and/or telephone support, at N2P's option. N2P shall, at no cost to ICQ, provide to ICQ the back-end support regarding the ICQ IP Telephony Service specified on Exhibit D. During the Term, each Party will designate one (1) internal technical contact (each such contact,


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          a "Technical Liaison") and will conduct technical communication activities as may be necessary for the optimization of the integration of the ICQ IP Telephony Services into the ICQ Service. ICQ will use commercially reasonable efforts to provide technical and marketing assistance, including facilitating the maintenance of regular communication channels between relevant personnel, for the purpose of assisting both Parties in abiding by their respective obligations under this Agreement. The initial Technical Liaison for N2P shall be **** and the initial Technical Liaison for ICQ shall be ****, unless otherwise designated from time to time by the Parties.
          Each Party may change its Technical Liaison from time to time, in its sole discretion. Unless otherwise agreed upon by the Parties, N2P shall not be obligated to provide support for any modifications or additions to the ICQ IP Telephony Services carried out by ICQ (or carried out for ICQ by a third party not contracted or subcontracted by or on behalf of N2P); provided, however, that where not required to
                                   --------  -------
          provide such support pursuant to the terms of this Section 6, N2P shall assist in the support of such work to the extent necessary for either Party to comply with its obligations under this Agreement.

7.   PAYMENT AND REVENUE PROVISIONS
     ------------------------------

     7.1  Guaranteed Payments; Refund.  In partial consideration for ICQ's
          ---------------------------
          marketing of the ICQ IP Telephony Services, N2P shall pay to ICQ a non-refundable guaranteed payment of Seven Million Five Hundred Thousand Dollars (US$7,500,000) as follows: (i) Four Million Dollars (US$4,000,000) on the Effective Date, and (ii) Three Million Five Hundred Thousand Dollars (US$3,500,000) on the earlier of (a) the one
          (1) year anniversary of the Effective Date or (b) consummation of an initial public offering of shares of N2P under the Securities Act of 1933, as amended. In the event of any termination of this Agreement before expiration of the Initial Term in accordance with (i) Section
          16.2 due to a material breach by ICQ of this Agreement, (ii) Section
          16.3 due to a Change of Control of ICQ by a N2P Competitor or a Parent Company Competitor or (iii) Section 16.5 due to the occurrence of a Regulated Entity Event, ICQ shall refund to N2P the pro rata portion
                                                              --- ----
          (based on a four (4) year term) of any guaranteed payments made by N2P prior to the date of such early termination (e.g., if such termination occurs on the **** anniversary of the Effective Date, and N2P has paid ICQ **** (US$****) in guaranteed payments as required by the terms of this Agreement, ICQ shall refund to N2P **** (****%) of such guaranteed payments, ****. In the event of any termination of this Agreement before the expiration of the Initial Term in accordance with
          Section 16.6(i)(c) or Section 16.6(i)(d), then ICQ shall refund to N2P **** of the pro rata portion (based on a four (4) year term) of any
                      --- ----
          guaranteed payments made by N2P prior to the date of such early termination. In partial consideration for such guaranteed payments, ICQ shall provide N2P during the Initial Term with promotional placements (on areas of the ICQ Service to be determined by ICQ in its reasonable discretion as further set forth in Section 4.1.4) with a value of **** (based on average amounts actually charged by ICQ for comparable Advertisements or, if unavailable, amounts set forth on ICQ's advertising rate card).

     7.2  Net Advertising Revenue for IP Telephony Services.

               7.2.1  Advertising Sales. ICQ shall have the right to license or
                      -----------------
          sell promotions, advertisements, links, sponsorships, pointers or similar services or rights ("Advertisements") through the ICQ Service, subject to ICQ's then-applicable advertising policies.


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

               7.2.2  Revenue Sharing.
                      ---------------

                      (a)       Net Advertising Revenue.  As partial
                                -----------------------
               consideration for its marketing efforts hereunder, ICQ shall retain **** percent (****%) of the Net Advertising Revenue. ICQ shall pay N2P, within **** following the end of each quarter during the Term, the remaining **** percent (****%) of the Net Advertising Revenue that is actually collected by ICQ or any Affiliate of ICQ (collectively, the "Advertising Revenue Share").

                      (b)       Net Button Advertising Revenue.  In the event
                                ------------------------------
               that ICQ sells (which such decision to sell shall be in ICQ's sole discretion) any buttons that appear on the ICQ IP Telephony client (the "Special Buttons"), (i) N2P shall receive (1) **** percent (****%) of the Net Button Advertising Revenue generated from the sale (without N2P participation or support) of any such Special Button or (2) **** percent (****%) of the Net Button Advertising Revenue generated from the sale (with N2P participation or support) of any such Special Button, and (ii) ICQ shall retain the remainder of such Net Button Advertising Revenue (clauses (i) and (ii) above, collectively, the "Net Button Advertising Revenue Share"). Notwithstanding the foregoing, in no event shall the total portion of the Net Button Advertising Revenue received by N2P during the Term exceed **** Dollars (US$****) (i.e., after the receipt by N2P of US$**** in Net Button Advertising Revenue, ICQ shall retain **** (****%) of such Net Button Advertising Revenue). In the event that ICQ utilizes such Special Buttons to promote any ICQ or other commercial products or services, ICQ shall utilize a portion of such Special Buttons (i.e., at least one such Special Button) to promote the ICQ IP Telephony Services.

               7.2.3  Definition of Net Advertising Revenue.  For purposes of
                      -------------------------------------
          this Agreement, "Net Advertising Revenue" shall mean, for any calendar quarter, (i) the gross revenue (including cash and the value of any non-cash consideration) received by ICQ, or any Affiliate of ICQ, from Advertisements in (a) the Support Area, (b) other areas within the ICQ Service that principally list the ICQ IP Telephony Services, or (c) the ICQ IP Telephony Software or areas within the ICQ Client that principally list the ICQ IP Telephony Services (collectively, the "Designated Advertising Areas"), less (ii) the actual commissions paid to third party agencies by ICQ in connection with the placement of such Advertisements (or, if no such commissions were incurred, **** percent (****%) of the gross revenues received by ICQ for such Advertisements). If Advertisements in the Designated Advertising Areas are sold or otherwise made available to a party that also purchases or obtains Advertisements through one or more other areas or media of ICQ or an Affiliate (collectively, a "Combined Sale"), the revenue from the Combined Sale shall be allocated pro rata between
                                                            --- ----
          such Designated Advertising Areas and such other areas or media (based on list prices for such Designated Advertising Areas and other areas or media). For the avoidance of doubt, "Net Advertising Revenues" shall not include Net Button Advertising Revenues.

               7.2.4.  Ownership of Advertising.  The right of N2P to
                       ------------------------
          participate in the Net Advertising Revenue pursuant to the provisions of this Section 7.2 shall in no way create any ownership interest in N2P with respect to ICQ advertising inventory. ICQ owns all right, title and interest in and to the Advertisements and promotional spaces within the ICQ Service, including the Support Area and the ICQ Client, and ICQ has the sole authority to market and sell such Advertisements; provided, however, that ICQ agrees that, during the Initial Term
          --------  -------
          within the Designated Advertising Areas, ICQ shall not include any Advertisements for (or sell any advertising inventory to) N2P Competitors with respect to


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          (i) the Core Premium Services (to the extent that N2P enjoys exclusivity with respect thereto under this Agreement) and (ii) any Optional Service(s) or Expanded Service(s) which the Parties mutually agree from time to time shall be exclusive to N2P). Further, ICQ shall be responsible for all obligations, liabilities and duties under any and all agreements that ICQ has with third parties and otherwise with regard to such Advertisements, including serving such advertisements, subject to Section 15 of this Agreement.

     7.3  Transaction Revenues Sharing Arrangement.
          ----------------------------------------

               7.3.1  Revenue Threshold.  If at any time (i) during Year One the
                      -----------------
          amount of Transaction Revenues received by N2P during such year exceeds **** Dollars (US$****) or (ii) during each of Years Two through Four of this Agreement, the amount of the Transaction
          Revenues received by N2P exceed **** Dollars (US$****) (for each such Year, the "Revenue Threshold"), then N2P will pay ICQ, in partial consideration for ICQ's marketing and distribution efforts hereunder, the Revenue Share with respect to the incremental Transaction Revenues received during any such Year above the Revenue Threshold for such Year (the "Incremental Transaction Revenues"). N2P will pay all of the foregoing amounts within thirty (30) days following the end of the Year in which the applicable Transaction Revenues were received. At the end of each such Year, the calculation of Transaction Revenues for purposes of this Section 7.3.1 shall recommence. N2P shall have the right to collect and retain all Transaction Revenues other than the Revenue Share paid to or retained by ICQ. To the extent mutually agreed upon by the Parties in writing in connection with any Billing Transition, ICQ shall be responsible (following any such Billing Transition) for calculating the Revenue Share and for paying N2P its portion of such Revenue Share as contemplated by this Section 7.3.1.

               7.3.2  Revenue Share.  The "Revenue Share" shall mean the amounts
                      -------------
          to be paid to ICQ (in each case, determined as a percentage of Incremental Transaction Revenues) set forth on Exhibit H hereto.

               7.3.3  **** Users.  To the extent that N2P is required to
                      --------------
          share revenue with ****(pursuant to agreements in full force and effect on the Effective Date) for transaction revenues generated with respect to the Core Premium Services, any Transaction Revenue received by N2P hereunder from any **** user with respect to the Core Premium Services shall not constitute Transaction Revenues for purposes of this Section.

     7.4  No Other Revenue Sharing.  Except as expressly provided in this
          ------------------------
          Section 7 and on Exhibit H, neither Party shall be entitled to any revenues derived from, or related to, the activities of the other Party.

     7.5  Alternative Revenue Streams.  In the event that N2P receives or
          ---------------------------
          desires to receive (directly or indirectly) any compensation in connection with the ICQ Service from the sale of any Products other than the ICQ IP Telephony Services or as otherwise agreed to by the Parties (an "Alternative Revenue Stream"), N2P will promptly inform ICQ in writing, and the Parties will negotiate in good faith regarding whether N2P will be allowed to market the Products producing such Alternative Revenue Stream (the "Alternative Products") through the ICQ Service, and if so, the equitable portion of revenues from such Alternative Revenue Stream (if applicable) that will be shared with ICQ.


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

     7.6  Reports and Payments.  Each Party (the "Paying Party") shall comply
          --------------------
          with the following requirements in connection with its payment obligations to the other Party (the "Payee Party") under this
          Agreement: Within thirty (30) days following the end of each payment period, the Paying Party shall provide the Payee Party with a report that contains information detailing the amount payable for such payment period. Such report shall, with reasonable detail, explain the basis upon which such payment has been determined and shall be accompanied by payment in full of all amounts indicated on such report as due for such period. Each such report shall constitute Confidential Information of the Paying Party. Without limiting the generality of the foregoing:

                7.6.1   Reports on Transaction Revenues.  N2P will provide
                        -------------------------------
          ICQ with a report in a mutually agreed-upon format, detailing the following activity in such period (and any other information mutually agreed upon by the Parties as required for measuring Transaction Revenues): (i) summary sales information (e.g., total number of orders, average sales per customer and per order); and (ii) detailed sales information to be agreed upon by the Parties (collectively, "Sales Reports"). ICQ will be entitled to use the Sales Reports only in its internal business operations, subject to the terms of this Agreement. The report will also contain information which supports the payment based on Transaction Revenues, including information identifying gross Transaction Revenues and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues, including, without limitation, charge-backs and credits for returned or canceled goods or services (and, where reasonably practicable, an explanation in general of the types of reasons therefor (e.g., bad credit card information, poor customer service, etc.)).

               7.6.2  Reports on Advertising Revenue Share.  ICQ will provide
                      ------------------------------------
          N2P with a quarterly report in a mutually agreed-upon format, detailing the following in such quarter (and any other information mutually agreed upon by the Parties as required for measuring Advertising Revenues): (i) aggregate cash, plus the fair market value (and basis for determining the fair market value) of any non-cash consideration received (such as barter advertising), received by ICQ or any ICQ Affiliate from Advertisements in the Designated Advertising Areas, (ii) to the extent applicable, the agency fees incurred in connection with the placement of such Advertisements, and (iii) if applicable, the basis for allocating revenue from Combined Sales to Advertisements in the Designated Advertising Areas.

     7.7  Late Payments; Wired Payments.  All amounts owed hereunder not paid
          -----------------------------
          when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required to be paid to ICQ hereunder will be paid in immediately available, non-refundable U.S. funds wired to ****. All payments required to be paid to N2P hereunder will be paid in immediately available, non-refundable U.S. funds wired to an account to be designated by N2P (within thirty (30) days following the Effective Date) in a written notification to ICQ.

     7.8  Audit Rights.  Each Party (as Paying Party) will maintain complete,
          ------------
          clear and accurate records of the information required to determine the amounts of payments made hereunder. For the sole purpose of ensuring compliance with the payment obligations of this Agreement, either Party (as Payee Party) will have the right to request that an independent certified accountant selected by the Parties (and which accountant enters into a confidentiality agreement mutually agreed to by the Parties) conduct (no more than twice per calendar year of this Agreement) a reasonable and necessary inspection of portions of such books and records as are necessary to verify the correctness of the


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          payments made hereunder.  Any such audit may be conducted after twenty
          (20) business days prior written notice to the Paying Party. The Payee Party shall bear the expense of any audit conducted pursuant to this Section 7.8 unless such audit shows an error in the Payee Party's favor amounting to a deficiency in excess of five percent (5%) of the actual amounts payable to the Payee Party hereunder, in which event the Paying Party shall bear the reasonable costs and expenses incurred in connection with such audit. The Paying Party shall pay the Payee Party the amount of any deficiency discovered by the Payee Party within thirty (30) days after receipt of notice thereof from the Payee Party, except to the extent disputed in good faith by the Paying Party.

     7.9  Taxes.  Each Party will collect and pay, and indemnify and hold
          -----
          harmless the other Party from, any sales, use, excise, import or export value added or similar tax or duty required to be collected and paid by such Party, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees (collectively, the "Taxes").

     7.10 Fraudulent Transactions.  To the extent permitted by applicable law,
          -----------------------
          N2P will (i) provide ICQ with prompt notice of any fraudulent order (a "Fraudulent Order"), including the date, screen name or e-mail address and amount associated with such order, promptly following N2P obtaining knowledge that the order is, in fact, fraudulent and (ii) as promptly as possible following the occurrence of any such Fraudulent Order (but in no event later than one (1) month after the occurrence thereof), provide ICQ with a report regarding any such order and the steps taken by N2P with respect thereto.

     7.11 Most Favored Customer.  N2P represents that the terms and conditions
          ---------------------
          accorded to ICQ under this Agreement (including any consideration provided to ICQ and any of its Affiliates in connection herewith) are, taken as a whole, no less favorable than the terms and conditions accorded to any (i) ICQ Competitor, (ii) AOL Competitor or (iii)
          **** (a "Regulated Telecommunications Service Provider") with respect to the N2P Services provided to ICQ hereunder. In addition, if during the Initial Term, N2P enters into an agreement with an ICQ Competitor, AOL Competitor or Regulated Telecommunications Service Provider with respect to the N2P Services provided hereunder that accords to such ICQ Competitor, AOL Competitor or Regulated Telecommunications Service Provider terms and conditions that, taken as a whole, are more favorable than those accorded to ICQ under this Agreement (including any such consideration provided to ICQ and any of its Affiliates in connection herewith), then N2P shall adjust the terms and conditions of this Agreement so that ICQ obtains terms and conditions (including any such consideration provided to ICQ and any of its Affiliates in connection herewith) that, taken as a whole, are no less favorable than those accorded to such ICQ Competitor, AOL Competitor or Regulated Telecommunications Service Provider (as the case may be) (including any consideration provided to such ICQ Competitor, AOL Competitor or Regulated Telecommunications Service Provider (as the case may be) and any Affiliates thereof).


8.   STOCK WARRANTS
     --------------

     Attached hereto as Exhibit G is a form of common stock warrant to be executed by N2P on behalf of ICQ, or, if ICQ so directs N2P in writing, any parent, subsidiary or affiliate entity of ICQ (including AOL.). In the event that ICQ directs N2P to issue such warrant to such other entity, the Parties agree that such entity shall have the right to enforce the terms of such warrant against N2P.

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

9.   EXCLUSIVITY
     -----------

     9.1  Scope.
          -----

               9.1.1   N2P Exclusivity.  Except to the extent that ICQ is
                       ---------------
          expressly relieved of its exclusivity obligations under this Agreement, N2P shall be the exclusive provider of the Core Premium Services on the ICQ Service during the Initial Term (the "N2P Exclusivity"); provided, however, that ICQ shall be free to enter into
                         --------  -------
          agreements with third parties (including, without limitation, with any N2P Competitor) for the use, integration, offering and/or promotion of IP Telephony services (and any other telecommunications services or products) other than the Core Premium Services within the ICQ Service. Provided that N2P retains exclusivity hereunder with respect to any Core Premium Service, ICQ will not promote on the ICQ Service any IP Telephony service which is comparable to such Core Premium Service. Notwithstanding the foregoing, unless otherwise agreed by the Parties, the N2P Exclusivity shall not extend to any country outside the United States other than the Collective International Gateways. The Parties hereby acknowledge and agree that the N2P Exclusivity may be terminated with respect to particular ICQ IP Telephony Services (or with respect to particular Collective International Gateways) in accordance with the terms of this Agreement.

               9.1.2  ICQ Exclusivity.  N2P agrees that N2P shall not (i)
                      ---------------
          authorize the public release before **** of a product in which N2P or any third party has integrated (e.g., **** etc.) the N2P IP Telephony Software (or any portion thereof) into or with an instant messaging or similar online, real time messaging product of **** or **** or (ii) announce or authorize the announcement of the release (whether planned or actual) of such an integrated product of an **** or an **** (or announce or authorize the announcement of the distribution of the N2P IP Telephony Software by or through **** or **** where the announcement refers to any instant messaging or similar online real time communications service (e.g., **** etc.))) before the earlier of **** or the date for public release of each of the initial versions of the Core Premium Services ("ICQ Exclusivity"). During the Initial Term, N2P will promote ICQ as a preferred integrated instant messaging service and product; provided, however, that during the Initial Term,
                               --------  -------
          N2P shall not promote an instant messaging service or similar online, real time messaging product of an ICQ Competitor or an AOL Competitor more prominently than ICQ. Notwithstanding the foregoing, the Parties hereby acknowledge that N2P shall have the right to offer its PC-to-PC voice-enabled chat service to any third party following the earlier of
          (a) June 5, 2000 or (b) three (3) months following the date on which ICQ integrates such voice-enabling chat service into the ICQ Service.

     9.2  Optional Services.  With respect to all Optional Services and other IP
          -----------------
          Telephony services not expressly contemplated by this Agreement, ICQ shall offer N2P a **** (not to exceed **** (****)) with respect to the offering of such additional services through the ICQ Service. In the event that the Parties cannot agree, within such time period, to the terms and conditions regarding the provision of any such additional service to ICQ Users through the ICQ Service, ICQ shall have the right to offer such additional service(s) to ICQ Users through any third party (including, without limitation, any N2P Competitor).

     9.3  Termination of Exclusivity.  In the event that ICQ is entitled to
          --------------------------
          relief from the N2P Exclusivity as to a particular Core Premium Service and/or country in accordance with the express terms and conditions of this Agreement, then only the N2P Exclusivity with respect to such Core Premium Service and/or country (as the case may be and subject to Section 16 hereof) shall terminate.


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

     9.4  Exception to Exclusivity.  For the avoidance of doubt, the Parties
          ------------------------
          acknowledge that the N2P Exclusivity does not preclude the listing of N2P Competitors or any AOL PC-to-PC communication function in any whites pages, yellow pages or other online search or directory service, subject to Section 4.1.4 and Section 7.2.4.

10.       LICENSE FROM N2P
          ----------------

     10.1 License.
          -------

               10.1.1  Software License.  Subject to all the terms and
                       ----------------
          conditions of this Agreement, N2P hereby grants to ICQ a worldwide, non-exclusive, non-transferable, royalty-free license for the Term to use, reproduce, distribute directly and indirectly, transmit, display, perform and sublicense (i.e., grant to end-users the right to use) and adapt the ICQ IP Telephony Software, including any and all components contained in the ICQ IP Telephony Software necessary to effectuate the provision of the ICQ IP Telephony Services to ICQ, and the use by end-users of the ICQ IP Telephony Services, in each case, in object code form only (except as provided in Section 10.2) in accordance with the terms of this Agreement. To the extent reasonably requested by ICQ, N2P shall deliver the ICQ IP Telephony Software electronically to ICQ.

               10.1.2  Purpose of License.  The foregoing license is expressly
                       ------------------
          intended to permit (and limited to permitting) ICQ to effectuate all of its rights and conduct all of the business expressly contemplated hereunder, including distributing the ICQ IP Telephony Services pursuant to the terms and conditions of this Agreement. Except as set forth in Sections 10.2 and 12.1 or as otherwise set forth in this Agreement (including, without limitation, with respect to the ICQ
          GUI), ICQ acknowledges and agrees that N2P and its licensors retain all rights, title and interest in and to the ICQ IP Telephony Software in both object and source code forms. ICQ shall not have any right under any circumstances, or authorize any third party (which, for avoidance of doubt, includes any Affiliate of ICQ), to (i) **** the ICQ IP Telephony Software (other than adaptation in accordance with Section 10.1.1 or as otherwise authorized by the Source Code Escrow Agreement or license described in Section 10.2), (ii) **** or otherwise **** the source code for or underlying algorithms, processes or methods of the ICQ IP Telephony Software that is provided in object code form, or (iii) **** or **** the ICQ IP Telephony Software to any third party (other than as expressly provided in this Agreement). All copies of the ICQ IP Telephony Software made hereunder shall include all proprietary notices included on the copy provided by N2P, and ICQ shall not remove, deface or obscure or authorize to be removed, defaced or obscured any of N2P's or its licensors' proprietary rights notices on or in the ICQ IP Telephony Software or on output generated by the software; provided that the placement of such notices, if any, in the ICQ IP Telephony Software that are visible in the user interface of such software shall be subject to ICQ's prior written approval, which approval will not be unreasonably withheld. ICQ agrees that any and all copies of the ICQ IP Telephony Software distributed to third parties shall be pursuant to binding license agreements no less restrictive or protective of N2P's rights than this Section 10.1. ICQ agrees that any material violation of this Section 10.1 by ICQ that is not cured by ICQ within thirty (30) days shall constitute a material breach of this Agreement. N2P agrees to provide the ICQ IP Telephony Software in object code form, including all required Documentation, to ICQ as and when needed for ICQ to exercise its rights under this Agreement. For the avoidance of doubt, the Parties acknowledge that the host components of the ICQ IP Telephony Software, if any, are for use only by ICQ and may not be provided to any third party.

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

     10.2 Source Code License and Escrow.
          ------------------------------

               10.2.1  Escrow Agreement.  N2P and ICQ will enter into an escrow
                       ----------------
          agreement (the "Source Code Escrow Agreement"), containing terms and conditions subject to the mutual agreement of the Parties, for the limited use by ICQ of the ICQ IP Telephony Software in source code form (the "Source Code") solely for the purposes of undertaking any activity which N2P is obligated to perform or undertake hereunder and fails to perform or undertake as required hereunder. The Source Code Escrow Agreement shall provide that ICQ shall be entitled to a copy of the Source Code only upon the occurrence of all of the following three
          (3) events (collectively, the "Release Conditions"): (i) N2P's material breach of its material obligations hereunder to provide, maintain or support the ICQ IP Telephony Software, which breach materially adversely affects the ICQ IP Telephony Services; (ii) ICQ's written notice to N2P detailing such material breach; and (iii) N2P fails to cure such material breach within ninety (90) days of receipt of such notice. The license will not include any right to **** the Source Code to any third party without N2P's prior written consent, and the Source Code Escrow Agreement will contain provisions, reflective of the sensitivity of the Source Code, to preclude the unauthorized use or disclosure of the Source Code or information derived therefrom. Promptly after execution of this Agreement, and in any event within thirty (30) days, N2P and ICQ shall negotiate and enter into the Source Code Escrow Agreement with Data Securities International or another escrow holder acceptable to each Party. The Source Code Escrow Agreement will contain provisions for N2P to provide ICQ with reasonable assistance in understanding and using the Source Code upon occurrence of the Release Conditions.

               10.2.2     Limited Source Code License.  To the extent reasonably
                          ---------------------------
          necessary for ICQ to modify, develop, add, delete or use any functionality or features of the ICQ IP Telephony Services in connection with the development of any Additional ICQ Modifications pursuant to Section 2.3.4, N2P shall provide to ICQ APIs to the ICQ IP Telephony Software so that such Additional Modifications (whether developed by N2P, ICQ or any third party) can interoperate with (including use of the principal functions of) the ICQ IP Telephony Software; provided, however, that, to the extent that such APIs are
                    --------  -------
          insufficient to enable such interoperability, N2P shall either (i) modify, as promptly as commercially practicable, the APIs (at no cost to ICQ), the ICQ IP Telephony Software or the Additional Modifications to enable such interoperability, or (ii) in the event that (a) N2P does not perform the work described in clause (i) of this Section
          10.2.2 as promptly as commercially practicable or (b) elects not to perform such work, provide to ICQ portions of the Source Code for the ICQ IP Telephony Software (and grant a license) necessary to permit ICQ to modify the APIs or ICQ IP Telephony Software to enable such interoperability. If N2P elects to do the modifications, it shall make the modifications as promptly as is commercially reasonable. ICQ's use of the Source Code pursuant to this Section 10.2.2 will not include any right to sublicense, transfer, assign, disclose or distribute the Source Code to any third party without N2P's prior written consent, and will be subject to mutually agreed provisions, reflective of the sensitivity of the Source Code, to preclude the unauthorized use or disclosure of the Source Code or information derived therefrom.

               10.2.3     Limits on Use.  ICQ's use of the Source Code shall not
                          -------------
          exceed the narrow purpose set forth in Section 10.2.1 or Section
          10.2.2.

     10.3 Trademark License.  Subject to the terms and conditions of this
          -----------------
          Agreement, N2P will be entitled to use the following trade names, trademarks, and service marks of ICQ: the "ICQ(TM)" trademark and service mark and other trademarks and service marks relating specifically to one or more of the ICQ IP Telephony Services, provided that ICQ has approved in writing the use of each such other trademarks or service marks (collectively,

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          the "ICQ Marks"). Subject to the terms and conditions of this Agreement, ICQ will be entitled to use the trademarks and service marks of N2P set forth on Exhibit J hereto and other trademarks and service marks relating specifically to one or more of the N2P IP Telephony Services, provided that N2P has approved in writing the use of such other trademarks or service marks (collectively, the "N2P Marks") (collectively, together with the ICQ Marks, the "Marks"); provided that: (i) each Party does not create a unitary composite mark
          --------
          involving a Mark of the other Party without the prior written approval of such other Party; (ii) each Party displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice; and (iii) all such uses of the other Party's Marks shall be subject to the quality standards set forth in Section 10.5 of this Agreement, and the granting Party's prior written approval.

     10.4 Ownership of Trademarks.  Each Party acknowledges the ownership
          -----------------------
          right of the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the rights of the other Party in such other Party's Marks.

     10.5 Quality Standards.  Each Party agrees that the nature and quality
          -----------------
          of its products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any materials publicly disseminated by such Party which utilize the other Party's Marks.
          Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

     10.6 Infringement Proceedings.
          ------------------------

               10.6.1  Notification.  Each Party agrees to promptly notify the
                       ------------
          other Party of any third party's unauthorized use of the other Party's Marks or other intellectual property rights (including, without limitation, those set forth in Section 12) of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks and other intellectual property rights; provided, however, that each Party
                                        --------  -------
          agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

              10.6.2  Infringement Claims.  In addition to the remedies set
                      -------------------
          forth in Sections 16.2 and 16.7 of this Agreement, in the event that during the Initial Term, one (1) or more infringement actions, claims or proceedings are brought against either Party concerning (i) **** (each an "Infringement Claim" and collectively, "Infringement Claims") and such Infringement Claim or Infringement Claims result(s) in the issuance of a preliminary or permanent injunction prohibiting the promotion, distribution or use of **** (****) **** during the Initial Term, and which last (with respect to each such service) **** (****) following the issuance thereof, ICQ shall have the following rights and remedies with respect to N2P:

              (a) ICQ may immediately terminate its exclusivity obligations with respect to such preliminarily or permanently enjoined Core Premium Services upon delivery of notice to N2P; and


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

              (b) ICQ shall be entitled to immediately terminate this Agreement in the event that (a) an injunction or injunctions (whether preliminary or permanent) is or are issued with respect to any Core Premium Service or Core Premium Services, and (b) any such injunction or injunctions lasts or last, in the aggregate, for a period of **** (****) ****.

11.  PUBLICITY
     ---------

     11.1 Press Releases.  After execution of this Agreement, N2P may issue an
          --------------
          initial press release, with terms to be mutually agreed by the Parties, regarding this Agreement and the relationship between the Parties established hereby. Prior to (i) the launch of the PTP Calling Card Service and (ii) the launch of the 2000a ICQ Client, N2P may issue an additional press release, with terms to be mutually agreed by the Parties in advance. The Parties will mutually agree on the appropriate timing of each such release and any other public announcement of the relationship. Each Party agrees that it shall not issue any other press release or make any public announcement regarding this Agreement, including ICQ or the ICQ IP Telephony Services, without the prior written consent of the other Party; provided, however, that each Party shall be permitted, without the
          --------  -------
          other Party's prior consent, merely to list the other Party's as one of its industry partners and to repeat factual information or statements contained in any mutually agreed-upon press release.

     11.2 Statements to Third Parties.  Neither Party shall make, publish, or
          ---------------------------
          otherwise communicate, or cause to be made, published, or otherwise communicated, any deleterious remarks whatsoever to any third parties concerning the other Party or its affiliates, directors, officers, employees or agents, including without limitation, the other Party's products, services, business projects, business capabilities, performance of duties and services or financial position.

12.  OWNERSHIP
     ---------

     12.1 ICQ Properties.  As between the Parties, ICQ owns all copyrights,
          --------------
          patents, trade secrets, trademarks, trade name rights, other intellectual property rights, and all other right, title and interest, in and to (i) the components of the ICQ Client and the ICQ Service, and any Updates thereto, including, but not limited to the ICQ GUI, that (in each case) are developed or supplied by ICQ and (ii) the Commissioned Works (but excluding the Joint Work Product), subject to the rights expressly granted to N2P as set forth in this Agreement. Without limiting the generality of the foregoing, all right, title and interest in and to all servers and server-based technology related to the ICQ Service developed or supplied by ICQ (including, without limitation, protocols, parameters, designs, specifications and user identification algorithms and technology underlying such algorithms) shall be owned by ICQ.

     12.2 N2P Properties.  As between the Parties, N2P owns all copyrights,
          --------------
          patents, trade secrets, trademarks, trade name rights, other intellectual property rights, and all other right, title and interest, in and to the N2P System, the N2P Services (including, but not limited to, the elements of graphics, design, organization, presentation, layout, navigation and stylistic convention (including the digital implementations thereof) of the graphical user interface generally associated with online areas contained within the N2P System and the N2P Services), the N2P IP Telephony Software, the ICQ IP Telephony Software and the ICQ IP Telephony Services (including, in each case, Updates thereto) that (in each case) are developed or supplied by N2P (but excluding the ICQ GUI, the Joint Work Product and the Commissioned Works), subject to the rights expressly granted to ICQ as set forth in this Agreement. Without limiting the generality of the foregoing, all right, title


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          and interest in and to all servers and server-based technology related to the N2P System and the N2P Services developed or supplied by N2P, including, without limitation, protocols, parameters, designs, specifications and user identification algorithms and technology underlying such algorithms, shall be owned by N2P.

     12.3 Co-Development.  Any works, including without limitation, software or
          --------------
          other copyrightable materials, as to which both Parties (or their employees, contractors or agents) are joint authors, and any patents as to which both Parties (or their employees, contractors, or agents) are co-inventors (collectively, the "Joint Work Product") shall be jointly owned by the Parties (with each Party having the right to use and exploit, or authorize the use or exploitation by others of such Joint Work Product, provided that such use or exploitation is not in breach of this Agreement), without an obligation to obtain the consent of, or to account to, the other Party and subject to N2P's and ICQ's respective proprietary rights in any underlying software, works, or technology to the extent incorporated or included in such Joint Work Product. Notwithstanding the foregoing, to the extent that with respect to any co-developed works created under this Agreement, the Parties shall not constitute co-authors or co-inventors, and N2P owns such works or inventions as a matter of law, any and all such works or inventions shall be deemed included in the license set forth in
          Section 10.1, and ICQ shall be deemed by this reference to have a fully paid-up, royalty-free, non-exclusive, non-transferable and worldwide license for the Term to use, reproduce, distribute (directly and indirectly), transmit, display, perform, sublicense and adapt such works as set forth in Section 10.1 of this Agreement. Each Party shall cooperate with the other Party in documenting and perfecting all rights with respect to the Joint Work Product, including executing any necessary assignments, applications or other documentation with respect to the Joint Work Product.

13.  CONFIDENTIAL INFORMATION
     ------------------------

     Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information (and, in no event, with less than the exercise of reasonable care), during the Term, and for a period of **** (****) **** following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, each of whom shall agree to comply with this Section. Notwithstanding the foregoing, either Party may disclose Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days' prior written notice of such proposed disclosure to the other Party. Furthermore, in the event that such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will
     (i) redact portions of this Agreement (as reasonably agreed to by both Parties) to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the governing body or otherwise be held in the strictest confidence to the fullest extent permitted under such laws, rules and regulations.

14.  REPRESENTATIONS AND WARRANTIES; INDEMNITIES
     -------------------------------------------

     14.1 Joint.  Each Party represents and warrants to the other Party that:
          -----
          (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          granted hereunder and to perform the acts required of it hereunder;
          (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and shall not violate any agreement to which such Party is a party or by which it is otherwise bound or any applicable law; (iii) when executed and delivered by such Party, this Agreement shall constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) to the best of its knowledge after due inquiry, the N2P Indemnified Properties (in the case of N2P) and the ICQ Indemnified Properties (in the case of
          ICQ) do not infringe, misappropriate or violate any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties. Additionally, N2P hereby represents, to the best of its knowledge and after due inquiry, that it possesses (and warrants that it will obtain during the Term) all authorizations, approvals, consents, licenses, permits, certificates and all other rights and permissions necessary for it to (a) perform under this Agreement or
          (b) to offer the ICQ IP Telephony Software and the ICQ IP Telephony Services hereunder (including, without limitation, the N2P Services and N2P IP Telephony Software offered as part thereof).

     14.2 Intellectual Property Indemnity.   Each Party (the "IP Indemnifying
          -------------------------------
          Party") shall, at its sole cost and expense, indemnify, hold harmless and defend the other Party, and such other Party's officers, directors, agents, affiliates, distributors, franchisees and employees (the "IP Indemnified Party"), from any and all claims, demands, liabilities, costs or expenses of third parties (including, without limitation, reasonable attorney's fees) (collectively, the "Liabilities") arising from or in connection with a third-party claim that the N2P Indemnified Properties (in the case of N2P) or the ICQ Indemnified Properties (in the case of ICQ) infringes upon any patents, copyrights, trade secrets, trademarks or other proprietary rights of such third party. The IP Indemnifying Party shall pay any damages (including costs and attorneys' fees) finally awarded against the IP Indemnified Party by a court of competent jurisdiction as a result of such claim (or pay any settlement of such claim agreed to by the IP Indemnifying Party). The foregoing obligation of the Indemnifying Party shall not apply to any such claim to the extent that it is based on or arises out of services, software, materials or rights specifically granted pursuant to this Agreement by the IP Indemnified Party. The IP Indemnified Party shall promptly notify the IP Indemnifying Party in writing of any indemnifiable claim after the IP Indemnified Party first learns of such claim, and shall provide the Indemnifying Party with such assistance and cooperation as the IP Indemnifying Party may reasonably request from time to time in connection with the defense or settlement thereof. The IP Indemnified Party shall have the right to employ separate counsel and to participate in the defense of any such claim at its own expense. If any settlement requires a material affirmative obligation of, results in any material ongoing liability to, or prejudices or detrimentally impacts in any material way, the IP Indemnified Party, then such settlement shall require the IP Indemnified Party's written consent, which shall not be unreasonably withheld. If the IP Indemnified Party is enjoined or restrained from exercising any of its rights under this Agreement as a result of an infringement claim, or if any such claim is brought or threatened, the IP Indemnifying Party shall have the right, at its option, to (i) obtain a license at no cost to the IP Indemnified Party permitting continued use of the software or other materials that are the subject of such claim on terms and conditions consistent with the rights granted to the IP Indemnified Party hereunder, (ii) modify the software or other materials that are the subject of such claim to perform their intended function without infringing third party rights and without materially affecting the functionality or performance of such software or other materials,
          (iii) substitute software or other materials that are the subject of such claim with items of comparable functionality and performance, or
          (iv) if none of the foregoing is reasonably practicable, terminate this Agreement.

                                                               EXECUTION VERSION

    14.3  Indemnity.  Each Party (the "Indemnifying Party") shall, at its
          ---------
          sole cost and expense, indemnify, hold harmless and defend the other Party, and its officers, directors, agents, affiliates, distributors, franchisees and employees (the "Indemnified Party"), from any and all Liabilities arising from or in connection with a third-party claim based upon the Indemnifying Party's material breach of any duty, representation or warranty contained in this Agreement, and shall pay any damages (including costs and attorneys' fees) finally awarded against the Indemnified Party by a court of competent jurisdiction as a result of such claim (or pay any settlement of such claim agreed to by the Indemnifying Party). The foregoing obligation of the Indemnifying Party shall not apply to any such claim to the extent that it is based on or results from services, software, materials, information or rights provided by the Indemnified Party. The Indemnified Party shall promptly notify the Indemnifying Party in writing of any indemnifiable claim after the Indemnified Party first learns of such claim, and shall provide the Indemnifying Party with such assistance and cooperation as the Indemnifying Party may reasonably request from time to time in connection with the defense or settlement thereof. The Indemnified Party shall have the right to employ separate counsel and to participate in the defense of any such claim at its own expense. If any settlement requires a material affirmative obligation of, results in any material ongoing liability to, or prejudices or detrimentally impacts the Indemnified Party in any material way, then such settlement shall require the Indemnified Party's written consent, which shall not be unreasonably withheld.

15.  LIMITATION ON LIABILITY; DISCLAIMER
     -----------------------------------

     15.1  Liability.  UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE
           ---------
          OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF OR OTHERWISE RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, INCLUDING, WITHOUT LIMITATION, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE ICQ SERVICE, THE ICQ CLIENT, THE ICQ IP TELEPHONY SERVICE, THE SUPPORT AREA, THE ICQ IP TELEPHONY SOFTWARE, THE N2P SYSTEM, OR THE N2P IP TELEPHONY SOFTWARE, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE PAYABLE TO A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION
          14.2 OR 14.3. EXCEPT FOR SUCH LIABILITY UNDER SECTIONS 14.2 AND 14.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED (EXCLUSIVE OF AMOUNTS ALREADY PAID BY EITHER PARTY TO THE OTHER PARTY HEREUNDER) **** ($****); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS DUE AND PAYABLE TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

     15.2 No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
          ------------------------
          AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          REVENUE FROM OR SUCCESS OF THE ICQ IP TELEPHONY SERVICES.

16.  TERM AND TERMINATION
     --------------------

     16.1 Term.
          ----

               16.1.1  Initial Term.  Unless earlier terminated as set forth
                       ------------
          herein, the initial term of this Agreement (the "Initial Term") shall be four (4) years from the Effective Date.

               16.1.2  Extension Periods.  Upon the expiration of the Initial
                       -----------------
          Term, ICQ may elect, in its sole discretion, to extend the term of this Agreement for two additional periods of **** (****) **** each (each, an "Extension Period"), up to an aggregate maximum of *** (****) **** (the Initial Term, together with any Extension Periods, collectively referred to herein as the "Term"). ICQ shall be deemed to have exercised its option for any Extension Period unless, at least thirty (30) days prior to the expiration of the Initial Term (or, as to the second Extension Period, at least thirty (30) days prior to the end of the first Extension Period), ICQ provides written notice to N2P that ICQ does not wish to exercise its option for the forthcoming Extension Period. During any Extension Period, the obligations of the Parties with respect to exclusivity, development, promotions and performance shall not apply. Without limitation of the generality of the foregoing, during any Extension Period, (i) the Parties will not be subject to the obligations of Sections **** of this Agreement; (ii) N2P shall not be required to pay ICQ any guaranteed fixed payments; and (iii) N2P shall continue to pay ICQ the Revenue Share set forth in Exhibit H hereto with respect to all Transaction Revenues generated during the Extension Period and ICQ shall continue to pay to N2P the Advertising Revenue Share set forth in Section 7.2.2 of this Agreement. In addition, N2P reserves the right during any Extension Period to cease providing particular ICQ IP Telephony Services in particular countries, provided that it may not cease providing the ICQ
                                --------
          IP Telephony Services in the top **** percent (****%) of Collective International Gateways, based on the respective amount of Transaction Revenues generated in or from each such Collective International Gateway during the Initial Term.

     16.2 Termination for Breach. Except as expressly provided elsewhere in
          ----------------------
          this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such other period as may be expressly specified elsewhere in this Agreement); provided that the cure period with
                                        --------
          respect to any scheduled payment shall be thirty (30) days following receipt by the Party owing such payment of written notice of the failure to make such payment. For avoidance of doubt, the Parties acknowledge that, if a particular provision of this Agreement includes a right to terminate this Agreement due to breach of such provision after a cure period set forth in such provision, only such other cure period shall apply, and the thirty (30) day cure period set forth in this Section 16.2 shall not be in addition to such other cure period.

     16.3 Termination on Change of Control. Promptly upon undergoing any Change
          --------------------------------
          of Control, each Party shall provide the other Party with written notice thereof. In the event of (i) a Change of Control of N2P resulting in Control of N2P by an ICQ Competitor or AOL Competitor or
          (ii) in the event that N2P is (at the time of such Change of Control) Controlled by the Parent Company, any Change of Control of the Parent Company resulting in Control of the Parent Company by any ICQ Competitor or AOL Competitor, ICQ shall have the right to terminate this Agreement by providing thirty (30) days' prior


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          written notice of such intent to terminate. In the event of (i) a Change of Control of ICQ resulting in Control of ICQ by an N2P Competitor or Parent Company Competitor or (ii) if ICQ is (at the time of such Change of Control) Controlled by AOL, any Change of Control of AOL resulting in Control of AOL by any N2P Competitor or Parent Company Competitor, N2P may terminate this Agreement by providing thirty (30) days' prior written notice of such intent to terminate. Notwithstanding anything to the contrary, each Party's termination right under this Section 16.3 shall be exercised no later than thirty
          (30) days following such Party's receipt of written notice of the Change of Control triggering such termination right, and shall expire if not exercised within such thirty (30) day period.

               16.3.1  ICQ Buyout Right.  Notwithstanding the provisions of the
                       ----------------
          Section 16.3, if during the Initial Term, AOL or ICQ is acquired by or acquires a telecommunications company with a market capitalization in excess of the Buyout Threshold, ICQ shall have the right to terminate this Agreement by providing thirty (30) days prior written notice to N2P and ICQ shall refund to N2P an amount equal to the product of the pro rata portion (based on a four (4) year term) of any guaranteed
          --- ----
          payments made by N2P prior to the date of such early termination multiplied by **** (****) (e.g., if such termination occurs on the two
          (2) year anniversary of the Effective Date, and N2P has paid ICQ
          **** (US$****) in guaranteed payments as required by the terms of this Agreement, ICQ shall refund to N2P **** percent (****%) of such guaranteed payments multiplied by **** (****), or **** Dollars ($****)).

     16.4 Termination for Bankruptcy/Insolvency.  Either Party may terminate
          -------------------------------------
          this Agreement immediately following written notice to the other party if the other party (i) ceases to do business in the normal course,
          (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     16.5 Termination for Regulated Entity Event.
          --------------------------------------

               16.5.1  United States.  The Parties acknowledge that in
                       -------------
          undertaking the obligations set forth herein, ICQ is not offering services as a reseller of telecommunications services or as a provider of telecommunications services. It is understood and agreed that if, during the Term, the Federal Communications Commission or any other relevant United States federal regulatory body issues (or is reasonably likely to issue) a ruling that subjects (or is reasonably likely to subject, as the case may be) ICQ to regulation as a reseller or provider of telecommunications services (or similar regulation) (collectively, a "Regulated Entity Event"), the Parties agree to work together in good faith to amend this Agreement to ensure that ICQ can secure the benefit of the bargain under this Agreement without being subject to telecommunications related regulation in the United States as a telecommunications reseller or provider (or similar status). If the Parties are unable to agree upon such amendments within ninety
          (90) days of ICQ's notification of the Regulatory Entity Event, ICQ may terminate this Agreement without liability by providing written notice of its intention to terminate.

               16.5.2  International.  In the event that during the Term any
                       -------------
          non-US regulatory body issues (or is reasonably likely to issue) a ruling that subjects (or is reasonably likely to subject, as the case may be) ICQ to a telecommunications or similar regulation that could prevent ICQ from obtaining the benefit of the bargain under this Agreement (e.g., regulation as a reseller or provider of telecommunications services (or similar status)), the Parties shall work together in good faith to amend this Agreement to ensure that ICQ can


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          secure the benefit of the bargain under this Agreement without being subject to telecommunications related or similar regulation in such country. If the Parties are unable to agree upon such amendments within ninety (90) days of ICQ's notification of the regulatory event likely to cause ICQ to be subjected to any such regulation, ICQ may terminate this Agreement with respect to the country (or countries) in which such regulatory event applies without liability, upon delivery of written notice.

     16.6 Termination for Non-Competitiveness.  At any time following the one
          -----------------------------------
          (1) year anniversary of the Effective Date, (i) ICQ shall have the right to terminate this Agreement, in the event that:


             (a) **** (****) or more of the Core Premium Services do not satisfy the requirements of Section 3.1 of this Agreement;


             (b) **** (****) or more of the Core Premium Services do not satisfy the requirements of Section 3.2 of this Agreement;


             (c) **** (****) or more of the Core Premium Services are not Best of Breed as defined in Section 3.3(i) or Section 3.3(ii) of this Agreement (notwithstanding N2P's efforts to satisfy such standard);


             (d) N2P is not Best of Breed as defined in Section 3.3(iii) of this Agreement (notwithstanding N2P's efforts to satisfy such standard); or


             (e) N2P shall have missed the Cutoff Dates for **** (****) or more Core Premium Services in accordance with and subject to Section 1.3 of this Agreement;

          unless (ii) N2P cures such failure within the applicable cure
          ------
          periods set forth in Section 3.1 (in the case of clause (a) above),
          Section 3.2 (in the case of clause (b) above), Section 3.3 (in the case of clauses (c) and (d) above) or Section 1.3 and Exhibit I (in the case of clause (e) above), respectively.


     16.7 ICQ IP Termination Right.  At any time during the Term, in the event
          ------------------------
          that any Infringement Claim(s) materially adversely affect the integration, distribution, promotion or offering of the ICQ IP Telephony Software or any ICQ IP Telephony Service, then ICQ shall have the right to terminate this Agreement upon thirty (30) days prior written notice to N2P, and without any refund to N2P (collectively, the "IP Termination Right").

     16.8 Termination for Strategic Relationship; Termination Fee.
          -------------------------------------------------------
          If at any time after the two (2) year anniversary of the Effective Date, AOL enters into a broad-ranging, strategic relationship with (i) any major national or international telecommunications company
          (****), (ii) any **** or (iii) any major wireless carrier (****) for the distribution of telecommunication services across substantially all of the properties of AOL and its Affiliates as in existence on the Effective Date (collectively, the "New Strategic Relationship"), then ICQ shall have the right to terminate this Agreement; provided,
                                                                --------
          however, that ICQ and AOL (as applicable) shall use commercially
          -------
          reasonable efforts to have such company enter into an agreement with N2P to distribute or otherwise offer the Core Premium Services in connection with such New Strategic Relationship on terms and


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          conditions comparable to those contained herein (including those with respect to promotion, distribution, exclusivity for N2P and revenue share to N2P, but specifically excluding any warrants or similar rights). In the event of any such termination of this Agreement pursuant to this Section 16.8, ICQ shall pay N2P (as its sole and exclusive remedy), within **** (****) days after the earlier of notice to N2P of the New Strategic Relationship or the public announcement by AOL of the New Strategic Relationship, a termination fee of **** dollars (US$****); provided, however, that (a) if, before the
                             --------  -------
          expiration of such **** (****) day period, such company and N2P have entered into such an agreement to distribute or otherwise offer some but not all of the Core Premium Services in connection with such New Strategic Relationship, then ICQ shall instead pay N2P (as its sole and exclusive remedy) a termination fee equal to the pro rata share of such **** Dollars (US$****), based on the percentage of the aggregate Transaction Revenues to date represented by the Core Premium Service(s) that will not be distributed or otherwise offered by such company (i.e., the Core Premium Services of N2P that are not included in such agreement between such company and N2P) (e.g., in the event such company does not agree with N2P to distribute or otherwise offer the PC-to-PC Service and the PC-to-Phone Service in connection with such New Strategic Relationship, and the Transaction Revenues generated by such services represent seventy-five percent (75%) of the aggregate Transaction Revenues to date, then ICQ shall pay N2P **** dollars (US$****)); or (b) if, before the expiration of such **** (****) day period, such company and N2P have entered into such an agreement to distribute or otherwise offer all of the Core Premium Services in connection with such New Strategic Relationship, then ICQ shall have no obligation to pay any such termination fee to N2P. The Parties acknowledge and agree that the payment contemplated by this
          Section 16.8 is solely a termination fee agreed to by the Parties, and shall not be used to determine any damages payable by either Party to the other Party hereunder, which shall be determined in accordance with the remainder of this Agreement (including, without limitation, Section 15.1 hereof) and applicable law.


     16.9 Transition Assistance.  In the event of any termination of this
          ---------------------
          Agreement other than pursuant to Sections 16.1, 16.4 or 16.5, each Party will provide to the other Party the dedicated, full-time services of one (1) qualified engineer for a period of ninety (90) days to assist the other Party in effecting an orderly termination of this Agreement, including minimizing disruption for customers of the ICQ IP Telephony Services. In the event of termination due to an ICQ material breach of this Agreement pursuant to Section 16.2, or a Change of Control of ICQ under Section 16.3, or the occurrence of a Regulated Entity Event under Section 16.5, ICQ shall pay N2P the actual, reasonable, fully-allocated costs incurred in connection with N2P's assistance in the migration or transition. In the event of termination due to a N2P material breach of this Agreement pursuant to
          Section 16.2, a Change of Control of N2P under Section 16.3, or the exercise by ICQ of its IP Termination Right under Section 16.7 of this Agreement, N2P shall pay for the actual, reasonable, fully-allocated costs incurred in connection with ICQ's assistance in the migration or transition. In the event of any other termination of this Agreement, each Party shall pay for its own costs and out-of-pocket expenses incurred in connection with such migration or transition. For the avoidance of doubt, such migration or transition assistance shall not include development obligations. At ICQ's request, at the end of the Initial Term, N2P shall use commercially reasonable efforts to transfer to ICQ the phone numbers and special access codes referred to in Section 5.2.1 of this Agreement unless such phone numbers are used for N2P Services other than the ICQ IP Telephony Services.


    16.10 Transition Period.  For a period of up to ninety (90) days following
          -----------------
          the termination or expiration of this Agreement (the duration of which, up to ninety (90) days, shall be determined by ICQ and notified to N2P) (the "Transition Period"), the Parties shall cooperate to effect an orderly termination of this Agreement, including minimizing disruption for customers of the ICQ IP Telephony Services. During the Transition Period, each of ICQ and N2P shall have all of the rights and obligations set forth in this Agreement (including, without limitation, with respect to the ICQ IP Telephony Services) that they had prior to the date of termination or expiration (including, in the case of ICQ, all rights necessary to enable ICQ to transition the ICQ IP Telephony Services (other than PTP Calling Card Services) to another system without interruption of service). Notwithstanding the foregoing, during the Transition Period, N2P shall be entitled to Transaction Revenues to the same extent as before such termination or expiration, but the Parties shall not be subject to the obligations and criteria in this Agreement with respect to exclusivity, promotions, development, delivery, performance and Updates. During the Transition Period, N2P shall remain obligated to provide to ICQ the support services described in Section 6. Also, during the Transition Period, N2P shall provide ICQ with reasonable assistance in migrating or transitioning the ICQ IP Telephony


[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          Services (other than PTP Calling Card Services) to another provider. Each Party shall be entitled to seek injunctive relief such as specific performance in the event the other Party fails to comply with its transition obligations under this Section 16.10; provided,
                                                               --------
          however, that, following any termination or expiration of this
          -------
          Agreement, in the event either Party fails to comply with its transition obligations under this Section 16.10, the Parties shall attempt to resolve such failure to the satisfaction of both Parties through the Management Committee, and in the event that the Parties are unable to do so, ICQ shall be entitled to seek injunctive relief in accordance with this Section 16.10. Notwithstanding the foregoing, all end-user sublicenses of the ICQ IP Telephony Software shall survive the termination or expiration of this Agreement pursuant to the terms of such end user license agreement as provided herein.

     16.11 Return of Information.  Upon the expiration or termination of this
           ---------------------
           Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the party receiving the request) all Confidential Information of the other Party.

     16.12 Survival.  Notwithstanding anything to the contrary contained
           --------
           herein, the provisions of Sections 7.1, 7.2, 7.3 and 7.6 (as to amounts accrued but unpaid), 7.7, 7.8, 7.9, 12, 13, 14, 15, 16.8,
           16.9, 16.10, 16.11, 16.12, 17, 18.1, 18.3, 18.5 and 18.14 shall survive the termination, cancellation or expiration of this Agreement. In addition, all payment terms of this Agreement and any provision which, by its nature, must survive the expiration, termination or cancellation of this Agreement, shall survive the expiration, termination or cancellation of this Agreement. All licenses granted by either Party to the other pursuant to this Agreement shall terminate upon termination or expiration of this Agreement except as otherwise expressly set forth herein with respect to the Transition Period.

17.  DISPUTE RESOLUTION
     ------------------

     17.1  Management Committee. The Parties will act in good faith and use
           --------------------
           commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement between the Parties or any of their respective Affiliates, successors and assigns under or related to this Agreement (including, without limitation) any document executed pursuant to this Agreement or any of the transactions contemplated hereby or any rights or obligations hereunder (each, a "Dispute"). If the Parties cannot resolve any such Dispute within ten
           (10) business days, such Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided,
                                                                  --------
           further, that the Management Committee will have the final and
           -------
           exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten
           (10) day period, then such Dispute shall be subject to the resolution mechanisms described below. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 17.1 and then, only in compliance with the procedures set forth in this Section 17. For the avoidance of doubt, neither Party shall be required to submit any Dispute to the Management Committee or to arbitration prior to issuing any notice of suspension or termination under Sections 3, 4, 9 or 16 of this Agreement. In addition, the submission of any Dispute to the Management Committee or to arbitration hereunder shall not affect either Party's right to exercise any such suspension or termination right under this Agreement, except as otherwise determined, pursuant to a binding decision or order, by a court of competent jurisdiction (in accordance with Section 17.4 of this Agreement) or an arbitral panel (in accordance with Section 17.2 of this Agreement).

                                                               EXECUTION VERSION

     17.2  Arbitration.
           -----------

               17.2.1  Arbitration.  Any Dispute not resolved by amicable
                       -----------
          resolution as set forth in Section 17.1 shall be governed exclusively and finally by arbitration conducted by the American Arbitration Association ("AAA") in New York, New York in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.


               17.2.2  Selection of Arbitrators.  The arbitration panel shall
                       ------------------------
          consist of three (3) arbitrators. Each Party shall name one (1) arbitrator within ten (10) days after the delivery of the Demand, and the two Party-appointed arbitrators shall appoint the third arbitrator. The third arbitrator shall be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator shall be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs.


               17.2.3  Arbitral Rules.  The Federal Arbitration Act, 9 U.S.C.
                       --------------
          Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery.


               17.2.4  Arbitration Awards.  The arbitrators shall have the
                       ------------------
          authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.


               17.2.5  Arbitration Expenses.  Each Party shall pay the fees of
                       --------------------
          its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     17.3 Governing Law.  This Agreement shall be governed by and interpreted
          --------------
          under the laws of the State of New York, without reference to New York's choice of law rules.

                                                               EXECUTION VERSION

     17.4 Limited Interim Injunctive Relief; Consent to Jurisdiction.
          ----------------------------------------------------------
          Notwithstanding the foregoing, the Parties hereby acknowledge and agree that the Parties may seek interim injunctive relief with respect to any Disputes arising under Sections 5.3, 10.3 and 13 of this Agreement. In connection with any such Disputes, each of ICQ and N2P:
          (i) irrevocably consents to the exclusive jurisdiction of any state or Federal court located in the Borough of Manhattan, City of New York, State of New York over any and all such interim injunctive relief;
          (ii) waives personal service of any and all process upon it in connection with such interim injunctive relief; (iii) consents that any such service of process in connection therewith shall be made by registered mail directed to ICQ or N2P (as the case may be), and that such service shall be deemed to have been completed on the date determined in accordance with Section 18.3 of this Agreement; and (iv) waives any objection based upon forum non conveniens and any objection
                                          ----- --- ----------
          to venue in connection with any such interim injunctive relief.

18.  GENERAL PROVISIONS
     ------------------

     18.1 Acknowledgment.  ICQ AND N2P EACH ACKNOWLEDGE THAT THE PROVISIONS OF
          --------------
          THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION 18.1 SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

     18.2 Independent Contractors.  The Parties to this Agreement are
          -----------------------
          independent contractors. Neither Party is an agent, representative, or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either Party.


     18.3 Notice.  Any formal notice under this Agreement will be given in
          ------
          writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile;
          (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt; or
          (iv) five (5) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available.


          To ICQ:                             To N2P:
          ICQ, Inc.                           Net2Phone Inc.
          22000 AOL Way                       171 Main Street
          Dulles, Virginia  20166             Hackensack, NJ  07601
          Attention:  ****                    Attention:   ****
          Phone:  ****                        Phone:  ****
          Fax:  ****                          Fax:  ****
          E-mail:  ****                       E-mail:  ****

          In the case of ICQ, such notice also will be provided to both the Senior Vice President for

[****] REPRESENTS MATERIAL, WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                                               EXECUTION VERSION

          Business Affairs (fax no. 703-265-1206 and the Deputy General Counsel (fax no. 703-265-1105), each at the address set forth above. In the case of N2P, such notice also will be provided to the General Counsel at the address and fax number set forth above.

     18.4 No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

     18.5 Entire Agreement. This Agreement sets forth the entire agreement, and supersedes any and all prior and contemporaneous agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the party to be bound thereby specifically agrees to such provision in writing.

     18.6 Amendment. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by each Party by an executive or officer authorized to bind such Party.


     18.7 Assignment.  Neither Party may assign any of its rights, interest or
          ----------
          benefits or delegate any of its duties under this Agreement, or otherwise transfer this Agreement without the prior written consent of the other Party; provided that either party may assign this Agreement as part of a reincorporation, change of domicile or merger of a Party with or into, or sale of all or substantially all of the assets of a Party to another entity that is not a competitor of the non-assigning Party (i.e., an ICQ Competitor or AOL Competitor if ICQ is the non-assigning Party or an N2P Competitor or Parent Company Competitor if N2P is the non-assigning Party) if, in any such event, the assignee (and any successor entity) agrees to be bound by this Agreement to the same extent as the assigning Party. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

     18.8 Construction. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

     18.9 Export Controls. With respect to their activities under this Agreement, both Parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

    18.10 Headings. The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

    18.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Agreement may also be signed by facsimile transmission and any

                                                               EXECUTION VERSION

          signature sent or received via facsimile transmission shall constitute an original signature.

    18.12 Force Majeure. N2P shall not be responsible for (any delays, errors, failures to perform, interruptions or disruptions caused by or resulting from any acts of God, strikes, lockouts, riots, acts of war, fire, power failure, earthquakes, severe weather, floods or other natural disaster or from any other unforeseeable events outside of N2P's reasonable control (not including any subcontractor of services provided by N2P hereunder) that prevents N2P from complying with any of its material obligations under this Agreement (each, a "Force Majeure Event"). The foregoing shall not relieve N2P from responsibility to the extent that reasonable actions or actions normally undertaken in the industry would have made such events within N2P's reasonable control or prevented any such delays, errors, failures, interruptions or disruptions. In addition, in no event will a Force Majeure Event permit any delay, error, failure, interruption or disruption for longer than a commercially reasonable time considering the event (or beyond any applicable cure period expressly set forth in this Agreement), and after such reasonable time period (or express cure period, as the case may be), the Force Majeure Event shall no longer be deemed to exist or apply.

   18.13  Insurance.  N2P, at its cost and expense, shall secure and maintain
          ---------
          adequate insurance coverage as is necessary for N2P to bear all of its obligations under this Agreement. Maintenance of such insurance shall not be deemed to relieve or limit N2P of any responsibility or obligation hereunder whatsoever. N2P assumes full and complete liability for all injuries to, or death of, any person or for any damages to property arising from its acts or omissions. N2P will add ICQ as an additional insured on all appropriate insurance policies, including all liability policies, with endorsements that require thirty (30) days notice of ICQ of any cancellation of such policies, and shall promptly provide ICQ with copies of such policies and endorsements and any changes thereto from time to time. N2P's insurance shall be primary as to any other insurance ICQ may have.

    18.14 Remedies.  Except where otherwise specified, the rights and remedies
          --------
          granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any
                                           --------
          dispute hereunder, neither Party will be entitled to offset any amounts that it claims to be due and payable from the other Party against amounts otherwise payable by such Party to the other Party.

    18.15 Disclaimers.   Each ICQ IP Telephony Service shall contain an
          ------------
          appropriate disclaimer (the specific form and substance to be mutually agreed upon by the Parties).


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

ICQ, INC.                              NET2PHONE INC.

    /s/ David M. Colburn                  /s/ Jonathan Reich
By: _______________________________    By: __________________________________
Print Name: David M. Colburn           Print Name:   Jonathan Reich
Title: Senior Vice President           Title:        Executive Vice President